Exhibit 99.2

Supplemental Information

(Unaudited)

September 30, 2010

Corporate Office Properties Trust

Index to Supplemental Information (Unaudited)

September 30, 2010

Page
Highlights and Discussion
Reporting Period Highlights — Periods Ended September 30, 2010	1
Forward-Looking Statements	3

Financial Statements
Selected Financial Summary Data	4
Quarterly Consolidated Balance Sheets	5
Consolidated Statements of Operations	6
Consolidated Reconciliations of Funds From Operations (FFO), Adjusted FFO (AFFO), Earnings Per Share (EPS)	7
Consolidated Reconciliations of Earnings Before Interest, Income Taxes, Depreciation and Amortization (EBITDA), Net Operating Income (NOI), Discontinued Operations, Gains on Sales of Real Estate and Certain Non-GAAP Measures	8
Reconciliations of Non GAAP Measurements	9

Selected Financial Analyses
Real Estate Revenues from Continuing and Discontinued Operations and NOI by Geographic Region	10
Same Office Property Cash and GAAP NOI	11
Operating Ratios	12
Debt Analysis	13
Debt Maturity Schedule — September 30, 2010	14
Quarterly Equity Analysis	15
Dividend Analysis	16
Investor Composition and Analyst Coverage	17

Portfolio Summary
Property Summary by Region — September 30, 2010 — Wholly Owned Office Properties	18
Property Summary by Region — September 30, 2010 — Joint Venture Office Properties	24
Property Occupancy Rates by Region by Quarter — Wholly Owned Office Properties	25
Property Occupancy Rates by Region by Quarter — Joint Venture Office Properties	26
Top Twenty Tenants of Wholly Owned Office Properties as of September 30, 2010	27
Average Occupancy Rates by Region for Same Office Properties for Quarter	28
Lease Expiration Analysis by Year for Wholly Owned Operating Office Properties	29
Renewal Analysis for Wholly Owned Office Properties for Periods Ended September 30, 2010	30
Office Property Development Summary as of September 30, 2010	31
Office Property Construction Placed into Service as of September 30, 2010	33
Office Property Construction Leasing as of September 30, 2010	34
Land Controlled as of September 30, 2010	35
Wholesale Data Center Summary as of September 30, 2010	36
Joint Venture Summary as of September 30, 2010	37

To Members of the Investment Community:

We prepared this supplemental information package to provide you with additional detail on our properties and operations.  The information in this package is unaudited, furnished to the Securities and Exchange Commission (“SEC”) and should be read in conjunction with our quarterly and annual reports.  If you have any questions or comments, please contact Ms. Mary Ellen Fowler, Senior Vice President and Treasurer at (443) 285-5450 or maryellen.fowler@copt.com.  Reconciliations between GAAP and non-GAAP measurements have been provided.  Refer to our Form 8-K for definitions of certain terms used herein.

Corporate Office Properties Trust (COPT) (NYSE: OFC) is a specialty office real estate investment trust (REIT) that focuses primarily on strategic customer relationships and specialized tenant requirements in the U.S. Government, defense information technology and data sectors.  The Company acquires, develops, manages and leases office and data center properties that are typically concentrated in large office parks primarily located adjacent to government demand drivers and/or in demographically strong markets possessing growth opportunities.  More information on COPT can be found at www.copt.com.

Reporting Period Highlights — Periods Ended September 30, 2010

Financial Results

For the Nine Month Period:

•                  FFO, excluding the effect of operating property acquisition costs, was $119.0 million, or $1.65 per diluted share, for the nine months ended September 30, 2010 as compared to $134.1 million, or $1.94 per diluted share, for the nine months ended September 30, 2009, representing a decrease of 15% per share.  Including these costs, FFO was $116.1 million, or $1.60 per diluted share, for the nine months ended September 30, 2010.  The decrease in FFO was due primarily to a $16.1 million increase in interest expense, higher net costs for snow removal in the first quarter, lower termination fees and lower NOI from two properties in Greater Philadelphia and a warehouse in Columbia, Maryland that we expect to redevelop.  This decrease was partially offset by increased NOI from property acquisitions and development placed in service.

•                  Net income attributable to COPT common shareholders was $15.2 million, or $0.24 per diluted share, for the nine months ended September 30, 2010 as compared to $35.2 million, or $0.62 per diluted share, for the nine months ended September 30, 2009, a decrease of 61% per share.

•                  Diluted AFFO available to common share and common unit holders was $81.7 million for the nine months ended September 30, 2010 as compared to $97.4 million for the nine months ended September 30, 2009, a decrease of 16%.

•                  Our diluted FFO payout ratio, excluding the effect of operating property acquisition costs, was 73% for the nine months ended September 30, 2010 as compared to 59% for the nine months ended September 30, 2009.  Our diluted AFFO payout ratio was 93% for the nine months ended September 30, 2010 as compared to 73% for the nine months ended September 30, 2009.

For the Quarter Period:

•                  FFO, excluding the effect of operating property acquisition costs, was $41.7 million, or $0.58 per diluted share, for the quarter ended September 30, 2010 as compared to $42.4 million, or $0.60 per diluted share, for the quarter ended September 30, 2009, representing a decrease of 3% per share.  Including these costs, FFO was $39.1 million, or $0.54 per diluted share, for the quarter ended September 30, 2010.  The decrease in FFO was due primarily to a $5.6 million increase in interest expense.  This decrease was offset by increased NOI from property acquisitions and development placed in service.

•                  Net income attributable to COPT common shareholders was $4.8 million, or $0.08 per diluted share, for the quarter ended September 30, 2010 as compared to $10.4 million, or $0.18 per diluted share, for the quarter ended September 30, 2009, a decrease of 56% per share.

•                  Diluted AFFO available to common share and common unit holders was $29.5 million for the quarter ended September 30, 2010 as compared to $27.8 million for the quarter ended September 30, 2009, an increase of 6%.

•                  Our diluted FFO payout ratio, excluding the effect of operating property acquisition costs, was 71% for the quarter ended September 30, 2010 as compared to 66% for the quarter ended September 30, 2009.  Our diluted AFFO payout ratio was 89% for the quarter ended September 30, 2010, which was flat compared to the quarter ended September 30, 2009.

Acquisitions / Dispositions

•                  On September 14, 2010, we acquired 9651 Hornbaker Road, a 233,000 square foot wholesale data center known as Power Loft @ Innovation in Manassas, Virginia, for $115.5 million.  Rents for this property are based on the amount of megawatts of power made available for the exclusive use of tenants in the property (referred to as critical load).  This property, the shell of which was completed in early 2010, was 17% leased on the date of acquisition to two tenants who have a combined initial critical load of 3 megawatts and further expansion rights of up to a combined 5 megawatts.  We expect to complete the development of the property to an initial stabilization critical load of 18 megawatts for additional development costs estimated at $166 million.  Full critical load of the property is expected to be up to 30 megawatts.

•                  On September 28, 2010, we acquired two office properties totaling 362,000 square feet at 1201 M Street SE and 1220 12th Street SE (known as Maritime Plaza I and II) in the Capitol Riverfront submarket of Washington, DC that were 100% leased for approximately $119 million, including the assumption of a $70.1 million mortgage loan having a fair value of $73.3 million with a fixed interest rate of 5.35% that matures in March 2014.  The buildings are subject to ground leases that expire in 2099 and 2100.

•                  On September 8, 2010, we sold two office properties in Dayton, New Jersey totaling 201,000 square feet for $20.9 million and recognized a gain of $784,000.  We also on September 8, 2010 sold a land parcel that was contiguous to these properties for $3.0 million and recognized a gain of $2.5 million.

Development Activities

•                  We placed into service an aggregate of 751,000 square feet in newly-constructed space in seven properties during the nine months ended September 30, 2010, including an aggregate of 493,000 square feet during the quarter ended September 30, 2010.  These properties were 76% leased as of September 30, 2010.

•                  We completed leasing on an aggregate of 798,000 square feet in newly-constructed space during the nine months ended September 30, 2010, including an aggregate of 253,000 square feet in seven properties during the quarter ended September 30, 2010.

Operations

•                  Our wholly owned office property portfolio was 87.4% occupied and 88.7% leased as of September 30, 2010.  Our entire office property portfolio was 86.4% occupied and 87.6% leased as of September 30, 2010.

•                  The weighted average remaining lease term of our wholly owned office portfolio was 4.7 years as of September 30, 2010, with an average contractual rental rate (including tenant reimbursements of operating costs) of $25.48 per square foot.

For the Nine Month Period:

•                  Same office property cash NOI for the nine months ended September 30, 2010, excluding gross lease termination fees, decreased by $1.4 million, or 1%, as compared to the nine months ended September 30, 2009.  Including gross lease termination fees, our same office property cash NOI decreased by $5.0 million, or 3%, as compared to the nine months ended September 30, 2009.  Our same office portfolio consists of 230 properties and represents 85% of the rentable square footage of our consolidated office properties as of September 30, 2010.

•                  We renewed 1.4 million square feet in the nine months ended September 30, 2010 with an average committed cost of $4.87 per square foot.  For our renewed space during the nine months ended September 30, 2010, we realized an increase of 2% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 6% in total cash rent.  For our renewed and retenanted space of 1.7 million square feet during the nine months ended September 30, 2010, we realized an increase of 1% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and a decrease of 7% in total cash rent.  The average committed cost for our space renewed and retenanted during the nine months ended September 30, 2010 totaled $9.08 per square foot.

•                  We recognized $1.4 million in lease termination fees for the nine months ended September 30, 2010, net of write-offs of related straight-line rents and intangible assets and liabilities, as compared to $4.3 million in the nine months ended September 30, 2009.

For the Quarter Period:

•                  Same office property cash NOI for the quarter ended September 30, 2010, excluding gross lease termination fees, increased by $2.0 million, or 3%, as compared to the quarter ended September 30, 2009.

Including gross lease termination fees, our same office property cash NOI increased by $1.2 million, or 2%, as compared to the quarter ended September 30, 2009.

•                  We renewed 428,000 square feet in the quarter ended September 30, 2010 with an average committed cost of $3.62 per square foot.  For our renewed space during the quarter ended September 30, 2010, we realized decreases of 1% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 9% in total cash rent.  For our renewed and retenanted space of 524,000 square feet during the quarter ended September 30, 2010, we realized decreases of 2% in total rent, as measured from the GAAP straight-line rent in effect preceding the renewal date, and 10% in total cash rent.  The average committed cost for our space renewed and retenanted during the quarter ended September 30, 2010 totaled $7.92 per square foot.

•                  We recognized $182,000 in lease termination fees for the quarter ended September 30, 2010, net of write-offs of related straight-line rents and intangible assets and liabilities, as compared to $692,000 in the quarter ended September 30, 2009.

Financing Activity and Capital Transactions

•                  As of September 30, 2010, our ratio of debt to total market capitalization was 49% and our ratio of debt to undepreciated book value of real estate assets was 62%.

•                  For the nine months ended September 30, 2010, we achieved an EBITDA interest coverage ratio of 2.88x and an EBITDA fixed charge coverage ratio of 2.43x. For the quarter ended September 30, 2010, we achieved an EBITDA interest coverage ratio of 2.85x and an EBITDA fixed charge coverage ratio of 2.42x.

•                  As of September 30, 2010, 72% of our debt had fixed interest rates, including the effect of interest rate swaps in effect.

Forward-Looking Statements

This supplemental information contains “forward-looking” statements, as defined in Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that are based on our current expectations, estimates and projections about future events and financial trends affecting us.  Forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “could,” “expect,” “estimate” or other comparable terminology.  Forward-looking statements are inherently subject to risks and uncertainties, many of which we cannot predict with accuracy and some of which we might not even anticipate.  Accordingly, we can give no assurance that these expectations, estimates and projections will be achieved.  Future events and actual results may differ materially from those discussed in the forward-looking statements.

Important factors that may affect these expectations, estimates, and projections include, but are not limited to:

•                  our ability to borrow on favorable terms;

•                  general economic and business conditions, which will, among other things, affect office property demand and rents, tenant creditworthiness, interest rates and financing availability;

•                  adverse changes in the real estate markets including, among other things, increased competition with other companies;

•                  risk of real estate acquisition and development, including, among other things, risks that development projects may not be completed on schedule, that tenants may not take occupancy or pay rent or that development or operating costs may be greater than anticipated;

•                  risks of investing through joint venture structures, including risks that our joint venture partners may not fulfill their financial obligations as investors or may take actions that are inconsistent with our objectives;

•                  changes in our plans for properties or our views of market economic conditions that could result in recognition of impairment losses;

•                  our ability to satisfy and operate effectively under federal income tax rules relating to real estate investment trusts and partnerships;

•                  governmental actions and initiatives; and

•                  environmental requirements.

We undertake no obligation to update or supplement any forward-looking statements.  For further information, please refer to our filings with the Securities and Exchange Commission, particularly the section entitled “Risk Factors” in Item 1A of our Annual Report on Form 10-K for the year ended December 31, 2009.

Selected Financial Summary Data

(dollars in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09

Real estate revenues from continuing operations	$114,550	$109,257	$112,228	$108,737	$104,132	$336,035	$315,247

Total revenues from continuing operations	$128,158	$135,322	$149,593	$178,290	$199,453	$413,073	$588,781

NOI	$70,724	$69,847	$64,700	$66,822	$66,260	$205,271	$202,627

EBITDA	$66,976	$65,259	$61,683	$61,056	$63,918	$193,918	$194,670

Net income	$8,926	$9,151	$10,675	$9,546	$15,536	$28,752	$51,753
Net income attributable to noncontrolling interests	(94)	(685)	(737)	(458)	(1,081)	(1,516)	(4,512)
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)	(12,076)	(12,076)

Net income attributable to COPT common shareholders	$4,807	$4,440	$5,913	$5,062	$10,430	$15,160	$35,165

Diluted EPS	$0.08	$0.07	$0.10	$0.08	$0.18	$0.24	$0.62

FFO	$39,053	$38,870	$38,156	$37,180	$42,408	$116,079	$134,145

FFO, excluding operating property acquisition costs	$41,717	$39,141	$38,175	$39,147	$42,408	$119,033	$134,145

Basic and diluted FFO available to common share and common unit holders	$34,278	$33,880	$33,260	$32,586	$37,772	$101,418	$120,040

Diluted FFO per share	$0.54	$0.53	$0.53	$0.52	$0.60	$1.60	$1.94

Diluted FFO per share, excluding operating property acquisition costs	$0.58	$0.54	$0.53	$0.55	$0.60	$1.65	$1.94

Diluted AFFO available to common share and common unit holders	$29,498	$26,992	$25,234	$22,422	$27,846	$81,724	$97,415

Payout ratios:

Diluted FFO payout ratio, excluding operating property acquisition costs	71.3%	73.2%	75.2%	72.0%	65.8%	73.2%	58.9%

Diluted AFFO payout ratio	89.3%	92.6%	99.2%	110.9%	89.2%	93.4%	72.6%

Total dividends/distributions	$30,518	$29,199	$29,217	$29,063	$29,036	$88,934	$83,257

Quarterly Consolidated Balance Sheets

(dollars in thousands)

	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Assets
Properties, net
Operating properties	$3,241,507	$3,040,414	$2,954,575	$2,950,327	$2,790,568
Land - development	241,937	234,662	236,350	231,809	214,147
Construction in progress	344,924	319,846	317,283	270,376	266,117
Less: accumulated depreciation	(479,218)	(464,408)	(443,246)	(422,612)	(402,125)
Total properties, net	3,349,150	3,130,514	3,064,962	3,029,900	2,868,707

Cash and cash equivalents	11,733	9,879	10,180	8,262	9,981
Restricted cash and marketable securities	21,095	20,738	18,981	16,549	16,779
Accounts receivable, net	18,906	12,552	13,982	17,459	14,004
Deferred rent receivable	76,833	75,683	74,113	71,805	69,816
Intangible assets on real estate acquisitions, net	123,307	96,151	94,925	100,671	75,506
Deferred leasing and financing costs, net	56,568	55,762	50,974	51,570	50,673
Prepaid expenses and other assets	79,780	66,004	70,235	83,806	125,181
Total assets	$3,737,372	$3,467,283	$3,398,352	$3,380,022	$3,230,647

Liabilities and equity
Liabilities:
Debt, net	$2,468,419	$2,182,375	$2,107,131	$2,053,841	$1,897,852
Accounts payable and accrued expenses	88,461	84,164	86,650	116,455	113,416
Rents received in advance and security deposits	26,919	28,328	32,575	32,177	33,322
Dividends and distributions payable	29,899	28,580	28,556	28,440	28,411
Deferred revenue associated with operating leases	15,790	12,929	13,827	14,938	8,044
Distributions received in excess of investment in unconsolidated real estate joint venture	5,458	5,351	5,238	5,088	4,966
Other liabilities	12,698	13,990	13,836	8,451	8,453
Total liabilities	2,647,644	2,355,717	2,287,813	2,259,390	2,094,464

Commitments and contingencies	—	—	—	—	—

Equity:
COPT’s shareholders’ equity:
Preferred shares (aggregate liquidation preference of $216,333)	81	81	81	81	81
Common shares	594	593	589	583	583
Additional paid-in capital	1,271,363	1,269,142	1,244,046	1,238,704	1,234,910
Cumulative distributions in excess of net income	(265,695)	(246,008)	(227,189)	(209,941)	(192,119)
Accumulated other comprehensive loss	(4,861)	(4,263)	(3,278)	(1,907)	(2,291)
Total COPT’s shareholders’ equity	1,001,482	1,019,545	1,014,249	1,027,520	1,041,164
Noncontrolling interests in subsidiaries
Common units in the Operating Partnership	61,867	63,675	68,113	73,892	75,657
Preferred units in the Operating Partnership	8,800	8,800	8,800	8,800	8,800
Other consolidated entities	17,579	19,546	19,377	10,420	10,562
Total noncontrolling interests in subsidiaries	88,246	92,021	96,290	93,112	95,019
Total equity	1,089,728	1,111,566	1,110,539	1,120,632	1,136,183
Total liabilities and equity	$3,737,372	$3,467,283	$3,398,352	$3,380,022	$3,230,647

Consolidated Statements of Operations

(in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09
Revenues
Rental revenue	$93,345	$91,173	$91,010	$89,346	$86,973	$275,528	$263,467
Tenant recoveries and other real estate operations revenue	21,205	18,084	21,218	19,391	17,159	60,507	51,780
Construction contract and other service revenues	13,608	26,065	37,365	69,553	95,321	77,038	273,534
Total revenues	128,158	135,322	149,593	178,290	199,453	413,073	588,781

Expenses
Property operating expenses	44,260	40,005	48,135	42,567	38,523	132,400	114,587
Depreciation and amortization associated with real estate operations	30,745	29,548	27,596	27,261	26,498	87,889	81,268
Construction contract and other service expenses	13,347	25,402	36,399	68,230	93,805	75,148	268,289
General and administrative expenses	6,079	5,926	5,900	5,965	5,898	17,905	17,275
Business development expenses	2,886	465	155	2,149	458	3,506	1,550
Total operating expenses	97,317	101,346	118,185	146,172	165,182	316,848	482,969

Operating income	30,841	33,976	31,408	32,118	34,271	96,225	105,812
Interest expense	(26,537)	(25,812)	(22,638)	(23,273)	(20,931)	(74,987)	(58,914)
Interest and other income	395	245	1,302	215	2,619	1,942	4,949

Income from continuing operations before equity in income (loss) of unconsolidated entities and income taxes	4,699	8,409	10,072	9,060	15,959	23,180	51,847
Equity in income (loss) of unconsolidated entities	648	(72)	(205)	134	(758)	371	(1,075)
Income tax expense	(27)	(7)	(41)	(27)	(47)	(75)	(169)
Income from continuing operations	5,320	8,330	9,826	9,167	15,154	23,476	50,603
Discontinued operations	1,129	486	832	379	382	2,447	1,150
Income before gain on sales of real estate	6,449	8,816	10,658	9,546	15,536	25,923	51,753
Gain on sales of real estate, net of income taxes	2,477	335	17	—	—	2,829	—
Net income	8,926	9,151	10,675	9,546	15,536	28,752	51,753
Less net income attributable to noncontrolling interests
Common units in the Operating Partnership	(363)	(364)	(527)	(463)	(956)	(1,254)	(4,032)
Preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(495)	(495)
Other consolidated entities	434	(156)	(45)	170	40	233	15
Net income attributable to COPT	8,832	8,466	9,938	9,088	14,455	27,236	47,241
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)	(12,076)	(12,076)
Net income attributable to COPT common shareholders	$4,807	$4,440	$5,913	$5,062	$10,430	$15,160	$35,165

For diluted EPS computations:
Numerator for diluted EPS
Net income attributable to common shareholders	$4,807	$4,440	$5,913	$5,062	$10,430	$15,160	$35,165
Amount allocable to restricted shares	(267)	(250)	(290)	(247)	(253)	(807)	(763)
Numerator for diluted EPS	$4,540	$4,190	$5,623	$4,815	$10,177	$14,353	$34,402

Denominator:
Weighted average common shares - basic	58,656	58,489	57,844	57,604	57,470	58,333	55,366
Dilutive effect of share-based compensation awards	296	421	364	413	485	367	506
Weighted average common shares - diluted	58,952	58,910	58,208	58,017	57,955	58,700	55,872

Diluted EPS	$0.08	$0.07	$0.10	$0.08	$0.18	$0.24	$0.62

Consolidated Reconciliations of FFO, AFFO, EPS

(in thousands, except per share data)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09
Net income	$8,926	$9,151	$10,675	$9,546	$15,536	$28,752	$51,753
Real estate-related depreciation and amortization	30,745	29,548	27,603	27,475	26,712	87,896	81,911
Depreciation and amortization on unconsolidated real estate entities	166	171	175	159	160	512	481
Gain on sales of operating properties, net of income taxes	(784)	—	(297)	—	—	(1,081)	—
FFO	39,053	38,870	38,156	37,180	42,408	116,079	134,145

Noncontrolling interests - preferred units in the Operating Partnership	(165)	(165)	(165)	(165)	(165)	(495)	(495)
Noncontrolling interests - other consolidated entities	434	(156)	(45)	170	40	233	15
Preferred share dividends	(4,025)	(4,026)	(4,025)	(4,026)	(4,025)	(12,076)	(12,076)
Depreciation and amortization allocable to noncontrolling interests in other consolidated entities	(666)	(297)	(282)	(242)	(91)	(1,245)	(251)
Basic and diluted FFO allocable to restricted shares	(353)	(346)	(379)	(331)	(395)	(1,078)	(1,298)
Basic and diluted FFO available to common share and common unit holders	34,278	33,880	33,260	32,586	37,772	101,418	120,040

Straight line rent adjustments	1,267	(1,473)	(2,346)	1,676	(2,665)	(2,552)	(5,523)
Amortization of acquisition intangibles included in NOI	(96)	(94)	(270)	(679)	(451)	(460)	(1,447)
Recurring capital expenditures	(10,156)	(7,080)	(6,211)	(13,900)	(7,572)	(23,447)	(17,838)
Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	1,541	1,488	782	772	762	3,811	2,183
Operating property acquisition costs	2,664	271	19	1,967	—	2,954	—
Diluted AFFO available to common share and common unit holders	$29,498	$26,992	$25,234	$22,422	$27,846	$81,724	$97,415

Preferred dividends	$4,025	$4,026	$4,025	$4,026	$4,025	$12,076	$12,076
Preferred distributions	165	165	165	165	165	495	495
Common distributions	1,834	1,749	1,867	1,988	1,995	5,450	5,974
Common dividends	24,494	23,259	23,160	22,884	22,851	70,913	64,712
Total dividends/distributions	$30,518	$29,199	$29,217	$29,063	$29,036	$88,934	$83,257

Denominator for diluted EPS	58,952	58,910	58,208	58,017	57,955	58,700	55,872
Weighted average common units	4,453	4,558	5,017	5,078	5,084	4,674	5,932
Denominator for diluted FFO per share	63,405	63,468	63,225	63,095	63,039	63,374	61,804

FFO	$39,053	$38,870	$38,156	$37,180	$42,408	116,079	134,145
Operating property acquisition costs	2,664	271	19	1,967	—	2,954	—
FFO, excluding operating property acquisition costs	$41,717	$39,141	$38,175	$39,147	$42,408	119,033	134,145

Diluted FFO available to common share and common unit holders	$34,278	$33,880	$33,260	$32,586	$37,772	$101,418	$120,040
Operating property acquisition costs	2,664	271	19	1,967	—	2,954	—
Diluted FFO available to common share and common unit holders, excluding operating property acquisition costs	$36,942	$34,151	$33,279	$34,553	$37,772	$104,372	$120,040
Diluted FFO per share, excluding operating property acquisition costs	$0.58	$0.54	$0.53	$0.55	$0.60	$1.65	$1.94

Consolidated Reconciliations of EBITDA, NOI, Discontinued Operations,

Gains on Sales of Real Estate and Certain Non-GAAP Measures

(in thousands)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09

Net income	$8,926	$9,151	$10,675	$9,546	$15,536	$28,752	$51,753
Interest expense on continuing and discontinued operations	26,626	25,921	22,703	23,332	20,986	75,250	59,088
Total income tax expense (1)	27	7	52	27	47	86	169
Depreciation of furniture, fixtures and equipment (FF&E)	652	632	650	676	637	1,934	1,749
Real estate-related depreciation and amortization	30,745	29,548	27,603	27,475	26,712	87,896	81,911
EBITDA	$66,976	$65,259	$61,683	$61,056	$63,918	$193,918	$194,670
Add back:
General and administrative	6,079	5,926	5,900	5,965	5,898	17,905	17,275
Business development	2,886	465	155	2,149	458	3,506	1,550
Depreciation of FF&E	(652)	(632)	(650)	(676)	(637)	(1,934)	(1,749)
Income from construction contracts and other service operations	(261)	(663)	(966)	(1,323)	(1,516)	(1,890)	(5,245)
Interest and other income	(395)	(245)	(1,302)	(215)	(2,619)	(1,942)	(4,949)
Gain on sales of operating properties	(784)	—	(297)	—	—	(1,081)	—
Non-operational property sales	(2,477)	(335)	(28)	—	—	(2,840)	—
Equity in (income) loss of unconsolidated entities	(648)	72	205	(134)	758	(371)	1,075
NOI	$70,724	$69,847	$64,700	$66,822	$66,260	$205,271	$202,627

Discontinued Operations
Revenues from real estate operations	$478	$734	$768	$713	$711	$1,980	$2,158
Property operating expenses	(44)	(139)	(161)	(61)	(60)	(344)	(191)
Depreciation and amortization	—	—	(7)	(214)	(214)	(7)	(643)
Interest	(89)	(109)	(65)	(59)	(55)	(263)	(174)
Gain on sales of depreciated real estate properties	784	—	297	—	—	1,081	—
Discontinued operations	$1,129	$486	$832	$379	$382	$2,447	$1,150

Gain on sales of real estate, net, per statements of operations	$2,477	$335	$17	$—	$—	$2,829	$—
Add income taxes	—	—	11	—	—	11	—
Gain on sales of real estate from discontinued operations	784	—	297	—	—	1,081	—
Gain on sales of real estate from continuing and discontinued operations	3,261	335	325	—	—	3,921	—
Gain on sales of non-operating properties	(2,477)	(335)	(28)	—	—	(2,840)	—
Gain on sales of operating properties	$784	$—	$297	$—	$—	$1,081	$—

(1) Includes income taxes from continuing operations, discontinued operations and gains on other sales of real estate (see components on page 9).

Reconciliations of Non GAAP Measurements

(Dollars in thousands)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09

Total Assets or Denominator for Debt to Total Assets	$3,737,372	$3,467,283	$3,398,352	$3,380,022	$3,230,647
Accumulated depreciation	479,218	464,408	443,246	422,612	402,125
Intangible assets on real estate acquisitions, net	123,307	96,151	94,925	100,671	75,506
Assets other than assets included in properties, net	(388,222)	(336,769)	(333,390)	(350,122)	(361,940)
Denominator for Debt to Undepreciated Book Value of Real Estate Assets	$3,951,675	$3,691,073	$3,603,133	$3,553,183	$3,346,338

GAAP revenues from real estate operations from continuing operations	$114,550	$109,257	$112,228	$108,737	$104,132	$336,035	$315,247
Revenues from discontinued operations	478	734	768	713	711	1,980	2,158
Real estate revenues from continuing and discontinued operations	$115,028	$109,991	$112,996	$109,450	$104,843	$338,015	$317,405

GAAP revenues from real estate operations from continuing operations	$114,550	$109,257	$112,228	$108,737	$104,132	$336,035	$315,247
Property operating expenses	(44,260)	(40,005)	(48,135)	(42,567)	(38,523)	(132,400)	(114,587)
Revenues from discontinued operations	478	734	768	713	711	1,980	2,158
Property operating expenses from discontinued operations	(44)	(139)	(161)	(61)	(60)	(344)	(191)
NOI	$70,724	$69,847	$64,700	$66,822	$66,260	$205,271	$202,627

Depreciation and amortization assoc. with real estate operations from continuing operations	$30,745	$29,548	$27,596	$27,261	$26,498	$87,889	$81,268
Depreciation and amortization from discontinued operations	—	—	7	214	214	7	643
Real estate-related depreciation and amortization	$30,745	$29,548	$27,603	$27,475	$26,712	$87,896	$81,911

Total tenant improvements and incentives on operating properties	$7,789	$4,630	$4,071	$2,359	$3,553	$16,490	$11,572
Total capital improvements on operating properties	1,717	1,248	870	9,475	2,927	3,835	6,795
Total leasing costs for operating properties	2,004	1,350	1,338	2,801	1,855	4,692	4,431
Less: Nonrecurring tenant improvements and incentives on operating properties	(1,067)	(136)	(77)	(851)	(711)	(1,280)	(2,780)
Less: Nonrecurring capital improvements on operating properties	(171)	(17)	(60)	(117)	(58)	(248)	(1,340)
Less: Nonrecurring leasing costs for operating properties	(120)	(3)	54	(186)	—	(69)	(916)
Add: Recurring capital expenditures on operating properties held through joint ventures	4	8	15	419	6	27	76
Recurring capital expenditures	$10,156	$7,080	$6,211	$13,900	$7,572	$23,447	$17,838

Interest expense from continuing operations	$26,537	$25,812	$22,638	$23,273	$20,931	$74,987	$58,914
Interest expense from discontinued operations	89	109	65	59	55	263	174
Total interest expense	$26,626	$25,921	$22,703	$23,332	$20,986	$75,250	$59,088
Less: Amortization of deferred financing costs	(1,554)	(1,495)	(1,126)	(1,125)	(1,056)	(4,175)	(3,089)
Less: Amortization of discount on Exchangeable Senior Notes, net of amounts capitalized	(1,541)	(1,488)	(782)	(772)	(762)	(3,811)	(2,183)
Denominator for interest coverage	$23,531	$22,938	$20,795	$21,435	$19,168	$67,264	$53,816
Scheduled principal amortization	3,420	3,500	3,469	3,289	2,691	10,389	8,200
Denominator for debt service coverage	$26,951	$26,438	$24,264	$24,724	$21,859	$77,653	$62,016
Scheduled principal amortization	(3,420)	(3,500)	(3,469)	(3,289)	(2,691)	(10,389)	(8,200)
Preferred dividends - redeemable non-convertible	4,025	4,026	4,025	4,026	4,025	12,076	12,076
Preferred distributions	165	165	165	165	165	495	495
Denominator for fixed charge coverage	$27,721	$27,129	$24,985	$25,626	$23,358	$79,835	$66,387

Common share dividends	$24,494	$23,259	$23,160	$22,884	$22,851	$70,913	$64,712
Common unit distributions	1,834	1,749	1,867	1,988	1,995	5,450	5,974
Dividends and distributions for FFO and AFFO payout ratios	$26,328	$25,008	$25,027	$24,872	$24,846	$76,363	$70,686

Income tax expense from continuing operations	$27	$7	$41	$27	$47	$75	$169
Income tax expense from gain on other sales of real estate	—	—	11	—	—	11	—
Total income tax expense	$27	$7	$52	$27	$47	$86	$169

Real Estate Revenues from Continuing and Discontinued Operations by Geographic Region

(Dollars in thousands)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09

Office Properties:

Baltimore/Washington Corridor	$51,946	$50,623	$52,058	$50,681	$48,984	$154,627	$146,929
Northern Virginia	18,949	18,172	18,659	19,186	18,897	55,780	59,946
Greater Baltimore	18,288	16,827	17,865	16,265	14,493	52,980	42,010
Colorado Springs	6,176	6,154	6,332	6,190	6,261	18,662	16,935
Suburban Maryland	5,243	5,452	5,829	4,697	4,736	16,524	14,923
St. Mary’s and King George Counties	3,431	3,530	3,589	3,566	3,528	10,550	10,394
San Antonio	5,609	4,228	3,938	3,805	3,269	13,775	9,761
Greater Philadelphia	1,793	1,510	1,202	1,627	1,343	4,505	6,356
Other	3,593	3,495	3,524	3,433	3,332	10,612	10,151

Real estate revenues from cont. and discont. operations	$115,028	$109,991	$112,996	$109,450	$104,843	$338,015	$317,405

NOI by Geographic Region

(Dollars in thousands)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09
Office Properties:

Baltimore/Washington Corridor	$33,001	$33,770	$29,903	$31,647	$31,182	$96,674	$93,061
Northern Virginia	11,754	11,466	11,346	11,684	11,519	34,566	37,337
Greater Baltimore	10,460	9,516	8,855	9,201	8,649	28,831	23,514
Colorado Springs	3,796	3,915	4,023	3,662	4,447	11,734	12,072
Suburban Maryland	2,625	3,253	3,128	2,458	2,672	9,006	8,769
St. Mary’s and King George Counties	2,279	2,489	2,482	2,641	2,651	7,250	7,828
San Antonio	2,912	2,128	2,309	2,354	2,038	7,349	6,733
Greater Philadelphia	1,561	710	439	981	782	2,710	5,731
Other	2,336	2,600	2,215	2,194	2,320	7,151	7,582

NOI	$70,724	$69,847	$64,700	$66,822	$66,260	$205,271	$202,627

Same Office Property Cash NOI

(Dollars in thousands)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09
Office Properties: (1)
Baltimore/Washington Corridor	$33,046	$31,326	$27,172	$31,709	$30,448	$91,544	$90,427
Northern Virginia	10,543	11,781	11,603	11,637	11,208	33,927	37,605
Greater Baltimore	7,818	7,608	6,612	6,808	8,136	22,038	22,004
Colorado Springs	3,418	3,423	3,423	2,995	3,237	10,264	10,359
Suburban Maryland	1,601	1,947	2,200	2,194	2,460	5,748	8,053
St. Mary’s and King George Counties	2,325	2,538	2,496	2,630	2,627	7,359	7,609
San Antonio	1,962	1,735	1,906	2,019	1,625	5,603	5,499
Greater Philadelphia	773	677	406	783	636	1,856	1,904
Other	2,025	1,908	1,910	1,884	1,911	5,843	5,689
Total Office Properties	$63,511	$62,943	$57,728	$62,659	$62,288	$184,182	$189,149
Less: Lease termination fees, gross	(209)	(1,086)	(278)	(347)	(966)	(1,573)	(5,184)
Same office property cash NOI, excluding gross lease termination fees	$63,302	$61,857	$57,450	$62,312	$61,322	$182,609	$183,965

Same Office Property GAAP NOI

(Dollars in thousands)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09
Office Properties: (1)
Baltimore/Washington Corridor	$29,831	$31,789	$28,179	$29,895	$30,046	$89,799	$90,751
Northern Virginia	10,711	11,487	11,476	11,829	11,594	33,674	37,620
Greater Baltimore	7,896	7,889	6,861	7,385	8,641	22,646	23,512
Colorado Springs	3,569	3,581	3,609	3,223	3,510	10,759	11,138
Suburban Maryland	1,668	2,141	2,224	2,327	2,580	6,033	8,462
St. Mary’s and King George Counties	2,280	2,491	2,483	2,652	2,653	7,254	7,833
San Antonio	2,338	2,115	2,287	2,405	2,059	6,740	6,806
Greater Philadelphia	762	680	513	796	650	1,955	1,794
Other	2,227	2,136	2,147	2,130	2,188	6,510	6,538
Total Office Properties	$61,282	$64,309	$59,779	$62,642	$63,921	$185,370	$194,454

GAAP net operating income for same office properties	$61,282	$64,309	$59,779	$62,642	$63,921	$185,370	$194,454
Add (less): Straight-line rent adjustments	2,651	(875)	(1,480)	640	(1,205)	296	(3,945)
Less: Amortization of deferred market rental revenue	(422)	(491)	(571)	(623)	(428)	(1,484)	(1,360)
Same office property cash NOI	$63,511	$62,943	$57,728	$62,659	$62,288	$184,182	$189,149
Less: Lease termination fees, gross	(209)	(1,086)	(278)	(347)	(966)	(1,573)	(5,184)
Same office property cash NOI, excluding gross lease termination fees	$63,302	$61,857	$57,450	$62,312	$61,322	$182,609	$183,965

(1) Same office properties represent buildings owned and 100% operational since January 1, 2009.

Operating Ratios

(Dollars in thousands except per share data and ratios)

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09

OPERATING RATIOS — All computations include the effect of discontinued operations

Net income as a % of Real estate revenues from cont. and discont. operations
(Net income / Real estate revenues from cont. and discont. operations)	7.8%	8.3%	9.4%	8.7%	14.8%	8.5%	16.3%

NOI as a % of Real estate revenues from cont. and discont. operations
(NOI / Real estate revenues from cont. and discont. operations)	61.5%	63.5%	57.3%	61.1%	63.2%	60.7%	63.8%

EBITDA as a % of Real estate revenues from cont. and discont. operations
(EBITDA / Real estate revenues from cont. and discont. operations)	58.2%	59.3%	54.6%	55.8%	61.0%	57.4%	61.3%

G&A as a % of Real estate revenues from cont. and discont. operations
(G&A / Real estate revenues from cont. and discont. operations)	5.3%	5.4%	5.2%	5.4%	5.6%	5.3%	5.4%

G&A as a % of EBITDA
(G&A / EBITDA)	9.1%	9.1%	9.6%	9.8%	9.2%	9.2%	8.9%

Recurring Capital Expenditures	$10,156	$7,080	$6,211	$13,900	$7,572	$23,447	$17,838

Recurring Capital Expenditures per average square foot of consolidated properties	$0.50	$0.36	$0.32	$0.73	$0.40	$1.18	$0.95

Recurring Capital Expenditures as a % of NOI	14.4%	10.1%	9.6%	20.8%	11.4%	11.4%	8.8%

Debt Analysis

(Dollars in thousands)

	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Debt Outstanding
Mortgage Loans	$1,449,817	$1,432,544	$1,452,845	$1,439,608	$1,454,240
Construction Loans (1)	138,655	119,640	100,225	93,086	60,364
Unsecured Revolving Credit Facility (2)	498,000	250,000	397,000	365,000	228,000
Exchangeable Senior Notes	381,947	380,191	157,061	156,147	155,248
	$2,468,419	$2,182,375	$2,107,131	$2,053,841	$1,897,852

Interest Rate Data
Fixed-Mortgage Loans	$1,179,060	$1,161,652	$1,165,073	$1,168,462	$1,182,967
Fixed-Exchangeable Senior Notes	381,947	380,191	157,061	156,147	155,248
Variable	687,412	420,532	564,997	509,232	289,637
Variable Subject to Interest Rate Swaps (3)	220,000	220,000	220,000	220,000	270,000
	$2,468,419	$2,182,375	$2,107,131	$2,053,841	$1,897,852

% of Fixed Rate Loans (3)	72.15%	80.73%	73.19%	75.21%	84.74%
% of Variable Rate Loans (3)	27.85%	19.27%	26.81%	24.79%	15.26%
	100.00%	100.00%	100.00%	100.00%	100.00%

	Three Months Ended					Nine Months Ended
	9/30/2010	6/30/2010	3/31/2010	12/31/2009	9/30/09	9/30/2010	9/30/09
Average Contract Interest Rates
Mortgage & Construction Loans	5.39%	5.43%	5.45%	5.49%	5.10%	5.45%	5.14%
Unsecured Revolving Credit Facility (4)	2.19%	2.53%	1.93%	2.43%	2.82%	2.16%	2.84%
Exchangeable Senior Notes (5)	3.95%	3.95%	3.50%	3.50%	3.50%	3.87%	3.50%
Total Weighted Average	5.06%	5.26%	4.83%	5.07%	4.85%	5.05%	4.79%

Coverage Ratios (excluding capitalized interest) — All coverage computations include the effect of discontinued operations
NOI interest coverage ratio	3.01x	3.05x	3.11x	3.12x	3.46x	3.05x	3.77x
EBITDA interest coverage ratio	2.85x	2.85x	2.97x	2.85x	3.33x	2.88x	3.62x
NOI debt service coverage ratio	2.62x	2.64x	2.67x	2.70x	3.03x	2.64x	3.27x
EBITDA debt service coverage ratio	2.49x	2.47x	2.54x	2.47x	2.92x	2.50x	3.14x
NOI fixed charge coverage ratio	2.55x	2.57x	2.59x	2.61x	2.84x	2.57x	3.05x
EBITDA fixed charge coverage ratio	2.42x	2.41x	2.47x	2.38x	2.74x	2.43x	2.93x

(1)         Includes $121.9 million due under our Revolving Construction Facility at September 30, 2010.  This facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(2)         As of September 30, 2010, our borrowing capacity under the Revolving Credit Facility was $700.0 million, of which $200.1 million was available.

(3)         Includes the effect of the following interest rate swaps in effect during certain of the periods set forth above that hedge the risk of changes in interest rates on certain of our one-month LIBOR-based variable rate debt:

Notional	One-Month	Effective	Expiration
Amount	Libor Base	Date	Date
$50,000	5.036%	3/28/06	3/30/09
$25,000	5.232%	5/1/06	5/1/09
$25,000	5.232%	5/1/06	5/1/09
$50,000	4.330%	10/23/07	10/23/09
$100,000	2.510%	11/3/08	12/31/09
$120,000	1.760%	1/2/09	5/1/2012
$100,000	1.975%	1/1/10	5/1/2012

(4)         Includes effect of interest expense incurred on interest rate swaps.

(5)         Represents the weighted average of the stated interest rates on our Exchangeable Senior Notes.

Debt Maturity Schedule -  September 30, 2010

(Dollars in thousands)

	Non-Recourse Debt (1)		Recourse Debt (1)
Year of Maturity	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Annual Amortization of Monthly Payments	Balloon Payments Due on Maturity	Weighted Average Interest Rate of Amounts Maturing	Revolver (2)	Total Scheduled Payments

October - December	$3,348	$—	$244	—		$—	$3,592
Total 2010	$3,348	$—	$244	$—		$—	$3,592

2011 (3)	13,156	102,264	1,005	138,655		498,000	753,081
2012	12,064	257,523	1,065	—		—	270,652
2013	9,291	134,843	1,130	—		—	145,264
2014 (4)	5,873	175,931	840	26,766		—	209,411
2015	4,508	114,558	529	—		—	119,596
2016	3,481	274,605	556	—		—	278,642
2017	193	300,610	585	—		—	301,388
2018	—	—	617	—		—	617
2019	—	—	573	39		—	612
2020	—	—	200	—		—	200
2021	—	—	200	—		—	200
2022	—	—	200	—		—	200
2023	—	—	200	—		—	200
2024	—	—	200	—		—	200
2025	—	—	200	—		—	200
2026	—	—	50	11		—	61
	$51,914	$1,360,334	$8,396	$165,472		$498,000	$2,084,116

		Net premium					2,356
		Mortgage and Other Loans Payable					$2,086,472

					3.5%	4.25%

		Exchangeable Senior Notes-Face Amount			$162,500	$240,000	$402,500
		Net discount			(3,572)	(16,981)	(20,553)
		Exchangeable Senior Notes (5)			$158,928	$223,019	381,947

		Total Debt					$2,468,419

Notes:

(1)         Certain mortgages contain extension options, generally either for a period of six months or one year, subject to certain conditions.  The maturity dates presented above in the table assume that the extension options have not been exercised.

(2)         As of September 30, 2010, our borrowing capacity under the Revolving Credit Facility was $700.0 million, of which $200.1 million was available.

(3)         Includes $498 million due under our Revolving Credit Facility at September 30, 2010 that may be extended by us for a one-year period, subject to certain conditions.  Also includes $121.9 million due under our Revolving Construction Facility at September 30, 2010 that may be extended by us for a one-year period, subject to certain conditions; this facility provides for the borrowing of up to $225.0 million to finance construction of the Company’s wholly owned buildings.

(4)         We have $74.7 million of nonrecourse debt maturing in 2034 that may be prepaid in 2014, subject to certain conditions.  The above table includes $69.2 in maturities on these loans in 2014.

(5)         3.5% Exchangeable Senior Notes mature in September 2026 but are subject to a put by the holders in September 2011 and every five years thereafter.  4.25% Exchangeable Senior Notes mature in April 2030 but are subject to a put by the holders in April 2015 and every five years thereafter.

Quarterly Equity Analysis

(Dollars and shares in thousands except per share data)

	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
Common Equity - End of Quarter
Common Shares	59,406	59,288	58,927	58,343	58,250
Common Units	4,446	4,456	4,757	5,066	5,084
Total	63,852	63,744	63,684	63,409	63,334
End of Quarter Common Share Price	$37.31	$37.76	$40.13	$36.63	$36.88
Market Value of Common Shares/Units	$2,382,318	$2,406,973	$2,555,639	$2,322,672	$2,335,758

Common Shares Trading Volume
Average Daily Volume (Shares)	728	887	654	751	953
Average Daily Volume	$27,241	$35,095	$24,583	$26,570	$33,091
As a Percentage of Weighted Average Common Shares	1.2%	1.5%	1.1%	1.3%	1.7%

Common Share Price Range (price per share)
Quarterly High	$39.85	$43.61	$42.44	$38.29	$40.59
Quarterly Low	$35.04	$34.82	$32.69	$31.77	$26.87
Quarterly Average	$37.44	$39.58	$37.57	$35.38	$34.72

Convertible Preferred Equity - End of Quarter
Convertible Series I Preferred Units Outstanding	352	352	352	352	352
Conversion Ratio	0.5000	0.5000	0.5000	0.5000	0.5000
Common Shares Issued Assuming Conversion	176	176	176	176	176

Convertible Series K Preferred Shares Outstanding	532	532	532	532	532
Conversion Ratio	0.8163	0.8163	0.8163	0.8163	0.8163
Common Shares Issued Assuming Conversion	434	434	434	434	434

Nonconvertible Preferred Equity - End of Quarter
Redeemable Series G Shares Outstanding	2,200	2,200	2,200	2,200	2,200
Redeemable Series H Shares Outstanding	2,000	2,000	2,000	2,000	2,000
Redeemable Series J Shares Outstanding	3,390	3,390	3,390	3,390	3,390
Total Nonconvertible Preferred Equity	7,590	7,590	7,590	7,590	7,590
Convertible Preferred Equity
Convertible Series K Shares Outstanding	884	884	884	884	884
Total Preferred Equity	8,474	8,474	8,474	8,474	8,474

Nonconvertible Preferred Equity ($25 par value)
Redeemable Series G Shares	$55,000	$55,000	$55,000	$55,000	$55,000
Redeemable Series H Shares	50,000	50,000	50,000	50,000	50,000
Redeemable Series J Shares	84,750	84,750	84,750	84,750	84,750
Total Nonconvertible Preferred Equity	$189,750	$189,750	$189,750	$189,750	$189,750

Convertible Preferred Equity ($25 liquidation value)
Convertible Series I Units	$8,800	$8,800	$8,800	$8,800	$8,800
Convertible Preferred Equity ($50 liquidation value)
Convertible Series K Shares	26,583	26,583	26,583	26,583	26,583
Total Convertible Preferred Equity	$35,383	$35,383	$35,383	$35,383	$35,383
Total Liquidation Value of Preferred Equity	$225,133	$225,133	$225,133	$225,133	$225,133

Weighted Average Shares for quarter ended:
Common Shares Outstanding	58,656	58,489	57,844	57,604	57,470
Dilutive effect of share-based compensation awards	296	421	364	413	485
Common Units	4,453	4,558	5,017	5,078	5,084
Denominator for funds from operations per share - diluted	63,405	63,468	63,225	63,095	63,039

Capitalization
Liquidation Value of Preferred Shares/Units	$225,133	$225,133	$225,133	$225,133	$225,133
Market Value of Common Shares/Units	2,382,318	2,406,973	2,555,639	2,322,672	2,335,758
Total Equity Market Capitalization	$2,607,451	$2,632,107	$2,780,772	$2,547,805	$2,560,891

Total Debt	$2,468,419	$2,182,375	$2,107,131	$2,053,841	$1,897,852

Total Market Capitalization	$5,075,870	$4,814,482	$4,887,903	$4,601,646	$4,458,743

Debt to Total Market Capitalization	48.6%	45.3%	43.1%	44.6%	42.6%
Debt to Total Assets	66.0%	62.9%	62.0%	60.8%	58.7%
Debt to Undepreciated Book Value of Real Estate Assets	62.5%	59.1%	58.5%	57.8%	56.7%

Dividend Analysis

	Three Months Ended					Nine Months Ended
	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09
Common Share Dividends
Dividends per share/unit	$0.4125	$0.3925	$0.3925	$0.3925	$0.3925	$1.1975	$1.1375
Increase over prior period	5.1%	0.0%	0.0%	0.0%	5.4%	5.3%	8.1%

Common Dividend Payout Ratios
Diluted FFO Payout, excluding operating property acquisition costs	71.3%	73.2%	75.2%	72.0%	65.8%	73.2%	58.9%

Diluted AFFO Payout	89.3%	92.6%	99.2%	110.9%	89.2%	93.4%	72.6%

Dividend Coverage - Diluted FFO, excluding operating property acquisition costs	1.40x	1.37x	1.33x	1.39x	1.52x	1.37x	1.70x

Dividend Coverage - Diluted AFFO	1.12x	1.08x	1.01x	0.90x	1.12x	1.07x	1.38x

Common Dividend Yields
Dividend Yield at Quarter End	4.42%	4.16%	3.91%	4.29%	4.26%

Series I Preferred Unit Distributions
Preferred Unit Distributions Per Unit	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Unit Distributions Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series G Preferred Share Dividends
Preferred Share Dividends Per Share	$0.50000	$0.50000	$0.50000	$0.50000	$0.50000
Preferred Share Dividend Yield	8.000%	8.000%	8.000%	8.000%	8.000%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series H Preferred Share Dividends
Preferred Share Dividends Per Share	$0.46875	$0.46875	$0.46875	$0.46875	$0.46875
Preferred Share Dividend Yield	7.500%	7.500%	7.500%	7.500%	7.500%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series J Preferred Share Dividends
Preferred Share Dividends Per Share	$0.47656	$0.47656	$0.47656	$0.47656	$0.47656
Preferred Share Dividend Yield	7.625%	7.625%	7.625%	7.625%	7.625%
Quarter End Recorded Book Value	$25.00	$25.00	$25.00	$25.00	$25.00

Series K Preferred Share Dividends
Preferred Share Dividends Per Share	$0.70000	$0.70000	$0.70000	$0.70000	$0.70000
Preferred Share Dividend Yield	5.600%	5.600%	5.600%	5.600%	5.600%
Quarter End Recorded Book Value	$50.00	$50.00	$50.00	$50.00	$50.00

Investor Composition and Analyst Coverage

as of September 30, 2010

			As if Converted		Diluted
	Common	Common	Preferred		Ownership
	Shares	Units	Shares / Units	Total	% of Total
SHAREHOLDER CLASSIFICATION

Insiders	1,045,074	3,745,152	—	4,790,226	7.43%
Non-insiders	58,361,173	700,475	610,014	59,671,662	92.57%
	59,406,247	4,445,627	610,014	64,461,888	100.00%

	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09
RESEARCH COVERAGE

BMO Capital Markets	x	x	x	x	x
Citigroup Global Markets	x	x	x	x	x
Friedman Billings Ramsey & Co.	x	n/a	n/a	x	x
Green Street Advisors	x	x	x	x	x
ISI Group	x	x	x	x	x
Jeffries & Co.	x	n/a	n/a	n/a	n/a
JP Morgan	x	x	x	x	n/a
Keefe, Bruyette & Woods	x	n/a	n/a	n/a	n/a
KeyBanc Capital Markets	x	x	x	n/a	n/a
Macquarie Securities	x	x	x	n/a	x
Raymond James	x	x	x	x	x
RBC Capital Markets	x	x	x	x	x
Robert W. Baird & Co. Incorporated	x	x	x	x	x
Stifel, Nicolaus & Company, Incorporated	x	x	x	x	x
Wells Fargo Securities	x	x	x	x	x

Office Property Summary by Region - September 30, 2010

Wholly Owned Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Baltimore /Washington Corridor

1	2730 Hercules Road	BWI Airport	NBP	1990	M	240,336
2	300 Sentinel Drive (300 NBP)	BWI Airport	NBP	2009	M	192,562
3	304 Sentinel Drive (304 NBP)	BWI Airport	NBP	2005	M	162,647
4	306 Sentinel Drive (306 NBP)	BWI Airport	NBP	2006	M	155,883
5	2720 Technology Drive (220 NBP)	BWI Airport	NBP	2004	M	156,730
6	302 Sentinel Drive (302 NBP)	BWI Airport	NBP	2007	M	153,598
7	2711 Technology Drive (211 NBP)	BWI Airport	NBP	2002	M	152,196
8	320 Sentinel Way (320 NBP)	BWI Airport	NBP	2007	M	125,681
9	318 Sentinel Way (318 NBP)	BWI Airport	NBP	2005	M	125,681
10	322 Sentinel Way (322 NBP)	BWI Airport	NBP	2006	M	125,568
11	324 Sentinel Drive (324 NBP)	BWI Airport	NBP	2010	M	125,118
12	140 National Business Parkway	BWI Airport	NBP	2003	M	119,904
13	132 National Business Parkway	BWI Airport	NBP	2000	M	118,598
14	2721 Technology Drive (221 NBP)	BWI Airport	NBP	2000	M	118,093
15	2701 Technology Drive (201 NBP)	BWI Airport	NBP	2001	M	117,450
16	2691 Technology Drive (191 NBP)	BWI Airport	NBP	2005	M	103,683
17	134 National Business Parkway	BWI Airport	NBP	1999	M	93,482
18	135 National Business Parkway	BWI Airport	NBP	1998	M	87,422
19	133 National Business Parkway	BWI Airport	NBP	1997	M	87,401
20	141 National Business Parkway	BWI Airport	NBP	1990	M	87,206
21	131 National Business Parkway	BWI Airport	NBP	1990	M	69,336
22	114 National Business Parkway	BWI Airport	NBP	2002	S	9,908
23	314 Sentinel Way (314 NBP)	BWI Airport	NBP	2008	S	4,462
						2,732,945	—

1	1550 West Nursery Road	BWI Airport	APS	2009	M	162,101
2	1306 Concourse Drive	BWI Airport	APS	1990	M	116,307
3	1306 Concourse Drive	BWI Airport	APS	2002	M	101,792
4	900 Elkridge Landing Road	BWI Airport	APS	1982	M	100,824
5	880 Elkridge Landing Road	BWI Airport	APS	1981	M	99,524
6	1199 Winterson Road	BWI Airport	APS	1988	M	96,636
7	920 Elkridge Landing Road	BWI Airport	APS	1982	M	96,566
8	1302 Concourse Drive	BWI Airport	APS	1996	M	84,053
9	881 Elkridge Landing Road	BWI Airport	APS	1986	M	73,572
10	1099 Winterson Road	BWI Airport	APS	1988	M	70,583
11	1190 Winterson Road	BWI Airport	APS	1987	M	68,899
12	849 International Drive	BWI Airport	APS	1988	M	68,768
13	911 Elkridge Landing Road	BWI Airport	APS	1985	M	68,296
14	1201 Winterson Road	BWI Airport	APS	1985	M	67,903
15	999 Corporate Boulevard	BWI Airport	APS	2000	M	66,889
16	901 Elkridge Landing Road	BWI Airport	APS	1984	M	58,035
17	891 Elkridge Landing Road	BWI Airport	APS	1984	M	57,955
18	800 International Drive	BWI Airport	APS	1988	S	57,379
19	930 International Drive	BWI Airport	APS	1986	S	57,272
20	900 International Drive	BWI Airport	APS	1986	S	57,140
21	939 Elkridge Landing Road	BWI Airport	APS	1983	M	54,280
22	921 Elkridge Landing Road	BWI Airport	APS	1983	M	54,175
23	938 Elkridge Landing Road	BWI Airport	APS	1984	M	52,988
24	870 Elkridge Landing Road	BWI Airport	APS	1981	S	5,627
						1,797,564	—

1	7467 Ridge Road	BWI Airport	Comm./Pkwy.	1990	M	74,136
2	7240 Parkway Drive	BWI Airport	Comm./Pkwy.	1985	M	74,153
3	7272 Park Circle Drive	BWI Airport	Comm./Pkwy.	1991/1996	M	59,888
4	7318 Parkway Drive	BWI Airport	Comm./Pkwy.	1984	S	59,204
5	7320 Parkway Drive	BWI Airport	Comm./Pkwy.	1983	S	56,964
6	1340 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	45,867
7	1362 Mellon Road	BWI Airport	Comm./Pkwy.	2006	M	44,138
8	1334 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	37,317
9	1331 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	28,998
10	1350 Dorsey Road	BWI Airport	Comm./Pkwy.	1989	S	18,698
11	1344 Ashton Road	BWI Airport	Comm./Pkwy.	1989	M	16,964
12	1341 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	15,947
13	1343 Ashton Road	BWI Airport	Comm./Pkwy.	1989	S	9,903
14	1348 Ashton Road	BWI Airport	Comm./Pkwy.	1988	S	3,108
						545,285	—

61	Subtotal (continued on next page)					5,075,794	—

The S or M notation indicates single story or multi-story, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

61	Subtotal (continued from prior page)					5,075,794	—

1	5520 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2009	M	103,990
2	5522 Research Park Drive (UMBC) (1)	BWI Airport	bwtech@UMBC	2007	S	23,500
						127,490	—

1	2500 Riva Road	Annapolis		2000	M	155,000

1	Old Annapolis Road	Howard Co. Perimeter	Oakland Ridge	1985	M	171,436

1	7125 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1973/1999	M	470,249
2	7000 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	145,806
3	6721 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2009	M	131,451
4	6731 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2002	M	123,847
5	6711 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2006-2007	M	123,599
6	6940 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1999	M	108,822
7	6950 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1998	M	112,861
8	7067 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	86,027
9	8621 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2005-2006	M	86,033
10	6750 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	75,595
11	6700 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	76,347
12	6740 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1992	M	63,480
13	7015 Albert Einstein Drive	Howard Co. Perimeter	Columbia Gateway	1999	S	61,203
14	8671 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	56,350
15	6716 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1990	M	52,131
16	8661 Robert Fulton Drive	Howard Co. Perimeter	Columbia Gateway	2002	S	49,307
17	7142 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1994	S	47,668
18	7130 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1989	S	46,460
19	6708 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1988	M	39,203
20	7065 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	38,560
21	7138 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	38,225
22	7063 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	S	36,472
23	6760 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	1991	M	36,225
24	7150 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1991	S	35,812
25	7061 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2000	M	29,910
26	6724 Alexander Bell Drive	Howard Co. Perimeter	Columbia Gateway	2001	M	28,107
27	7134 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	1990	S	21,991
28	6741 Columbia Gateway Drive	Howard Co. Perimeter	Columbia Gateway	2008	S	4,592
						2,226,333	—

1	7200 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	1986	S	160,000
2	7160 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	61,984
3	9140 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1983	S	40,286
4	7150 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	39,496
5	9160 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	M	37,034
6	7170 Riverwood Drive	Howard Co. Perimeter	Rivers Corporate Park	2000	M	29,162
7	9150 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	18,592
8	10280 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	16,195
9	10270 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	15,910
10	9130 Guilford Road	Howard Co. Perimeter	Rivers Corporate Park	1984	S	13,700
11	10290 Old Columbia Road	Howard Co. Perimeter	Rivers Corporate Park	1988/2001	S	10,263
						442,622	—

1	9720 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	40,004
2	9740 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	38,292
3	9700 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	31,220
4	9730 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	30,485
5	9710 Patuxent Woods Drive	Howard Co. Perimeter	Owen Brown South	1986/2001	M	14,778
						154,779	—

1	9020 Mendenhall Court	Howard Co. Perimeter	Sieling Business Park	1982/2005	S	49,217

110	Total Baltimore/Washington Corridor					8,402,671	—

The S or M notation indicates single story or multi-story building, respectively.

(1) This property is a land-lease property.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	St. Mary’s & King George Counties

1	22309 Exploration Drive	St. Mary’s County	Exploration Park	1984/1997	M	98,860
2	22289 Exploration Drive	St. Mary’s County	Exploration Park	2000	M	58,676
3	22299 Exploration Drive	St. Mary’s County	Exploration Park	1998	M	58,363
4	22300 Exploration Drive	St. Mary’s County	Exploration Park	1997	M	44,830
						260,729	—

1	46579 Expedition Drive	St. Mary’s County	Expedition Park	2002	M	61,156
2	46591 Expedition Drive	St. Mary’s County	Expedition Park	2005-2006	M	59,483
						120,639	—

1	44425 Pecan Court	St. Mary’s County	Wildewood Tech Park	1997	M	58,981
2	44408 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	50,532
3	23535 Cottonwood Parkway	St. Mary’s County	Wildewood Tech Park	1984	M	46,656
4	44417 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	29,053
5	44414 Pecan Court	St. Mary’s County	Wildewood Tech Park	1986	S	25,444
6	44420 Pecan Court	St. Mary’s County	Wildewood Tech Park	1989	S	25,200
						235,866	—

1	16480 Commerce Drive	King George County	Dahlgren Technology Center	2000	M	70,728
2	16541 Commerce Drive	King George County	Dahlgren Technology Center	1996	S	36,053
3	16539 Commerce Drive	King George County	Dahlgren Technology Center	1990	S	32,076
4	16442 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	25,518
5	16501 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	22,833
6	16543 Commerce Drive	King George County	Dahlgren Technology Center	2002	S	17,370
						204,578	—

18	Total St. Mary’s & King George Counties					821,812	—

	Northern Virginia

1	15000 Conference Center Drive	Dulles South	Westfields Corporate Center	1989	M	471,440
2	15010 Conference Center Drive	Dulles South	Westfields Corporate Center	2006	M	223,610
3	15059 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	145,224
4	15049 Conference Center Drive	Dulles South	Westfields Corporate Center	1997	M	145,706
5	14900 Conference Center Drive	Dulles South	Westfields Corporate Center	1999	M	126,158
6	14280 Park Meadow Drive	Dulles South	Westfields Corporate Center	1999	M	114,126
7	4851 Stonecroft Boulevard	Dulles South	Westfields Corporate Center	2004	M	88,094
8	14850 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	70,113
9	14840 Conference Center Drive	Dulles South	Westfields Corporate Center	2000	M	69,710
						1,454,181	—

1	13200 Woodland Park Road	Herndon	Woodland Park	2002	M	404,665

1	13454 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	111,816
2	13450 Sunrise Valley Road	Herndon	Dulles Tech	1998	M	53,776
						165,592	—

1	1751 Pinnacle Drive	Tysons Corner		1989/1995	M	260,469
2	1753 Pinnacle Drive	Tysons Corner		1976/2004	M	186,707
3	1550 Westbranch Drive	Tysons Corner		2002	M	152,240
						599,416	—

1	2900 Towerview Road	Route 28 South	Renaissance Park	1982/2008	M	139,802

16	Total Northern Virginia					2,763,656	—

	Other

1	11751 Meadowville Lane	Richmond Southwest	Meadowville Technology Park	2007	M	193,000

1	201 Technology Park Drive	Southwest Virginia	Russell Regional Business Tech Park	2007	S	102,842

2	Total Other					295,842	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Greater Philadelphia

	753 Jolly Road	Blue Bell	Arborcrest	1992	S	—	418,430
1	785 Jolly Road	Blue Bell	Arborcrest	1996	M	219,065
2	760 Jolly Road	Blue Bell	Arborcrest	1994	M	156,695	61,958
	751 Jolly Road	Blue Bell	Arborcrest	1991	M		114,000
2	Total Greater Philadelphia					375,760	594,388

	San Antonio, Texas

2	7700 Potranco Road	San Antonio Northwest	Sentry Gateway	1982/1985	M	508,412
3	8000 Potranco Road	San Antonio Northwest	Sentry Gateway	2010	M	125,005
4	8030 Potranco Road	San Antonio Northwest	Sentry Gateway	2010	M	125,005
5	7700-5 Potranco-Warehouse	San Antonio Northwest	Sentry Gateway	2009	S	25,056
6	7700-1 Potranco Road	San Antonio Northwest	Sentry Gateway	2007	S	8,674
						792,152	—

1	1560 Cable Ranch Road - Building B	San Antonio Northwest	151 Technology Center	1985/2006	M	77,040
2	1560 Cable Ranch Road - Building A	San Antonio Northwest	151 Technology Center	1985/2007	M	45,935
						122,975	—

8	Total San Antonio, Texas					915,127	—

	Colorado Springs, Colorado

1	655 Space Center Drive	Colorado Springs East	Patriot Park	2008	M	103,970
2	985 Space Center Drive	Colorado Springs East	Patriot Park	1989	M	104,028
3	565 Space Center Drive	Colorado Springs East	Patriot Park	2009	M	89,899
4	745 Space Center Drive	Colorado Springs East	Patriot Park	2006	M	51,500
5	980 Technology Court	Colorado Springs East	Patriot Park	1995	S	33,207
6	525 Babcock Road	Colorado Springs East	Patriot Park	1967	S	14,000
						396,604	—

1	1055 North Newport Road	Colorado Springs East	Aerotech Commerce Park	2007-2008	M	59,763

1	3535 Northrop Grumman Point	Colorado Springs East	Colorado Springs Airport	2008	M	124,305

1	1670 North Newport Road	Colorado Springs East		1986-1987	M	67,500
2	1915 Aerotech Drive	Colorado Springs East		1985	S	37,946
3	1925 Aerotech Drive	Colorado Springs East		1985	S	37,946
						143,392	—

1	10807 New Allegiance Drive	I-25 North Corridor	InterQuest Office	2009	M	145,723
2	12515 Academy Ridge View	I-25 North Corridor	InterQuest Office	2006	M	61,372
3	9965 Federal Drive	I-25 North Corridor	InterQuest Office	1983/2007	M	74,749
4	9945 Federal Drive	I-25 North Corridor	InterQuest Office	2009	S	74,005
5	9950 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	66,223
6	9925 Federal Drive	I-25 North Corridor	InterQuest Office	2008	S	53,788
7	9960 Federal Drive	I-25 North Corridor	InterQuest Office	2001	S	46,948
						522,808	—

1	5775 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	109,678
2	5725 Mark Dabling Boulevard	Colorado Springs Northwest		1984	M	108,976
3	5755 Mark Dabling Boulevard	Colorado Springs Northwest		1989	M	103,400
						322,054	—

21	Total Colorado Springs, Colorado					1,568,926	—

	Washington, DC - Capitol Riverfront
1	1201 M Street	Washington, DC - Capitol Riverfront		2001	M	161,165
2	1220 12th Street	Washington, DC - Capitol Riverfront		2003	M	200,509
	Total Washington, D.C. - Capitol Riverfront					361,674	—

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Suburban Maryland

1	11800 Tech Road	North Silver Spring	Montgomery Industrial	1989	M	228,179

1	400 Professional Drive	Gaithersburg	Crown Point	2000	M	129,355

1	110 Thomas Johnson Drive	Frederick		1987/1999	M	122,490

1	45 West Gude Drive	Rockville		1987	M	108,466
2	15 West Gude Drive	Rockville		1986	M	106,694
						215,160	—

5	Total Suburban Maryland					695,184	—

	Greater Baltimore

1	11311 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1984/1994	M	215,844
2	200 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1987	M	125,734
3	226 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1980	M	98,640
4	201 International Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1982	M	78,461
5	11011 McCormick Road	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1974	M	57,550
6	216 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1988/2001	M	36,273
7	222 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	28,618
8	224 Schilling Circle	Hunt Valley/Rte 83 Corridor	Hunt Valley Business Comm.	1978/1997	M	27,574
						668,694	—

1	10150 York Road	Hunt Valley/Rte 83 Corridor		1985	M	178,286
2	9690 Deereco Road	Hunt Valley/Rte 83 Corridor		1988	M	134,268
3	375 West Padonia Road	Hunt Valley/Rte 83 Corridor		1986	M	110,378
						422,932	—

1	7210 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1972	S	83,435
2	7152 Windsor Boulevard	Baltimore County Westside	Rutherford Business Center	1986	S	57,855
3	21 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981/1995	M	56,383
4	7125 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	M	50,604
5	7104 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	M	30,081
6	17 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,454
7	15 Governor’s Court	Baltimore County Westside	Rutherford Business Center	1981	S	14,568
8	7127 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,630
9	7129 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	11,075
10	7108 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,811
11	7102 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,879
12	7106 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1988	S	8,899
13	7131 Ambassador Road	Baltimore County Westside	Rutherford Business Center	1985	S	7,734
						364,408	—

1	502 Washington Avenue	Towson		1984	M	90,604
2	102 West Pennsylvania Avenue	Towson		1968/2001	M	49,754
3	100 West Pennsylvania Avenue	Towson		1952/1989	M	20,094
4	109-111 Allegheny Avenue	Towson		1971	M	18,431
						178,883	—

1	1501 South Clinton Street	Baltimore	Canton Crossing	2006	M	474,637

1	209 Research Boulevard	Harford County	Northgate Business Park	2010	M	41,907	36,596

30	Subtotal (continued on next page)					2,151,461	36,596

The S or M notation indicates single story or multi-story building, respectively.

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

30	Subtotal (continued from prior page)					2,151,461	—

1	4940 Campbell Boulevard	White Marsh	Campbell Corporate Center	1990	M	50,417

1	8140 Corporate Drive	White Marsh	Corporate Place	2003	M	76,149
2	8110 Corporate Drive	White Marsh	Corporate Place	2001	M	75,687
						151,836	—

1	9910 Franklin Square Drive	White Marsh	Franklin Ridge	2005	S	56,271
2	9920 Franklin Square Drive	White Marsh	Franklin Ridge	2006	S	42,767
3	9930 Franklin Square Drive	White Marsh	Franklin Ridge	2001	S	39,750
4	9900 Franklin Square Drive	White Marsh	Franklin Ridge	1999	S	33,801
5	9940 Franklin Square Drive	White Marsh	Franklin Ridge	2000	S	32,242
						204,831	—

1	8020 Corporate Drive	White Marsh	McLean Ridge	1997	S	50,796
2	8094 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	49,585
3	8098 Sandpiper Circle	White Marsh	McLean Ridge	1998	S	47,680
4	8010 Corporate Drive	White Marsh	McLean Ridge	1998	S	38,487
						186,548	—

1	5355 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2005	S	35,927
2	5325 Nottingham Ridge Road	White Marsh	Nottingham Ridge	2002	S	35,678
						71,605	—

1	7941-7949 Corporate Drive	White Marsh	Tyler Ridge	1996	S	58,287
2	8007 Corporate Drive	White Marsh	Tyler Ridge	1995	S	41,810
3	8019 Corporate Drive	White Marsh	Tyler Ridge	1990	S	33,274
4	8013 Corporate Drive	White Marsh	Tyler Ridge	1990	S	30,003
5	8003 Corporate Drive	White Marsh	Tyler Ridge	1999	S	17,599
6	8015 Corporate Drive	White Marsh	Tyler Ridge	1990	S	15,669
7	8023 Corporate Drive	White Marsh	Tyler Ridge	1990	S	9,486
						206,128	—

1	5020 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	43,791
2	5024 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	33,710
3	5026 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	30,163
4	5022 Campbell Boulevard	White Marsh	White Marsh Business Center	1986-1988	S	26,747
						134,411	—

1	10001 Franklin Square Drive	White Marsh	White Marsh Commerce Center	1997	S	218,215

1	8114 Sandpiper Circle	White Marsh	White Marsh Health Center	1986	S	45,806

1	4979 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1985	S	51,198
2	4969 Mercantile Road	White Marsh	White Marsh Hi-Tech Center	1983	S	47,132
						98,330	—

1	7939 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1984	M	28,206
2	8133 Perry Hall Boulevard	White Marsh	White Marsh Professional Center	1988	M	27,994
3	7923 Honeygo Boulevard	White Marsh	White Marsh Professional Center	1985	M	23,482
						79,682	—

1	8031 Corporate Drive	White Marsh		1988/2004	S	66,000
2	8615 Ridgely’s Choice Drive	White Marsh		2005	M	37,764
3	8029 Corporate Drive	White Marsh		1988/2004	S	25,000
						128,764	—

65	Total Greater Baltimore					3,728,034	—

249	TOTAL WHOLLY-OWNED OFFICE PROPERTY PORTFOLIO					19,928,686	594,388

The S or M notation indicates single story or multi-story building, respectively.

Property Summary by Region - September 30, 2010

Joint Venture Office Properties

Operating Property Count		Submarket	Business Park	Year Built or Renovated	S or M	Total Operational Square Feet	Total Square Feet Under Construction / Redevelopment

	Unconsolidated Joint Venture Office Properties

	Greater Harrisburg

1	2605 Interstate Drive	East Shore	Commerce Park	1990	M	79,456
2	2601 Market Place	East Shore	Commerce Park	1989	M	65,411
						144,867	—

1	6345 Flank Drive	East Shore	Gtwy Corp. Ctr.	1989	S	69,443
2	6340 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	68,200
3	6400 Flank Drive	East Shore	Gtwy Corp. Ctr.	1992	S	52,439
4	6360 Flank Drive	East Shore	Gtwy Corp. Ctr.	1988	S	46,589
5	6385 Flank Drive	East Shore	Gtwy Corp. Ctr.	1995	S	32,671
6	6380 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,668
7	6405 Flank Drive	East Shore	Gtwy Corp. Ctr.	1991	S	32,000
8	95 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	21,976
9	75 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	20,887
10	6375 Flank Drive	East Shore	Gtwy Corp. Ctr.	2000	S	19,783
11	85 Shannon Road	East Shore	Gtwy Corp. Ctr.	1999	S	12,863
						409,519	—

1	5035 Ritter Road	West Shore	Rossmoyne Bus. Ctr.	1988	S	56,556
2	5070 Ritter Road - Building A	West Shore	Rossmoyne Bus. Ctr.	1989	S	31,710
3	5070 Ritter Road - Building B	West Shore	Rossmoyne Bus. Ctr.	1989	S	28,347
						116,613	—

16	Total Greater Harrisburg					670,999	—

16	Total Unconsolidated Joint Venture Office Properties					670,999	—

	Consolidated Joint Venture Office Properties

	Suburban Maryland

1	5825 University Research Court	College Park	M Square Business Park	2008	M	118,528
2	5850 University Research Court	College Park	M Square Business Park	2009	M	123,464
						241,992	—

1	4230 Forbes Boulevard	Lanham	Forbes 50	2003	S	55,866

3	Total Suburban Maryland					297,858	—

	Baltimore/Washington Corridor

1	7740 Milestone Parkway	BWI Airport	Arundel Preserve	2007	M	143,939	—

	Total Baltimore/Washington Corridor					143,939	—

4	Total Consolidated Joint Venture Properties					441,797	—

20	TOTAL JOINT VENTURE OFFICE PROPERTY PORTFOLIO					1,112,796	—

The S or M notation indicates single story or multi-story building, respectively.

Property Occupancy Rates by Region by Quarter

Wholly Owned Office Properties

	Baltimore /				St. Mary’s &
	Washington	Northern	Greater	Suburban	King George	Colorado	San	Greater	Washington, DC		Total
	Corridor	Virginia	Baltimore	Maryland	Counties	Springs	Antonio	Philadelphia	Capitol Riverfront	Other	Portfolio

September 30, 2010

Number of Buildings	110	16	65	5	18	21	8	2	2	2	249
Rentable Square Feet	8,402,671	2,763,656	3,728,034	695,184	821,812	1,568,926	915,127	375,760	361,674	295,842	19,928,686
Occupied %	89.1%	91.9%	80.4%	72.5%	89.2%	76.7%	100.0%	100.0%	99.6%	100.0%	87.4%
Leased %	90.3%	93.2%	83.5%	73.3%	89.7%	76.7%	100.0%	100.0%	99.6%	100.0%	88.7%

June 30, 2010

Number of Buildings	109	16	64	5	18	21	6	4	0	4	247
Rentable Square Feet	8,168,938	2,764,708	3,687,629	695,184	821,812	1,571,462	665,117	615,397	—	497,042	19,487,289
Occupied %	89.6%	96.0%	81.2%	70.7%	96.0%	75.1%	100.0%	100.0%	0.0%	100.0%	88.3%
Leased %	90.6%	96.4%	83.4%	71.8%	96.0%	75.9%	100.0%	100.0%	0.0%	100.0%	89.3%

March 31, 2010

Number of Buildings	109	15	63	5	18	21	6	3	—	4	244
Rentable Square Feet	8,117,503	2,611,980	3,650,487	695,307	821,812	1,384,554	665,117	458,702	—	497,042	18,902,504
Occupied %	89.4%	96.4%	81.3%	86.2%	94.5%	86.3%	100.0%	100.0%	0.0%	100.0%	89.6%
Leased %	90.8%	96.8%	81.4%	86.2%	94.5%	86.3%	100.0%	100.0%	0.0%	100.0%	90.3%

December 31, 2009

Number of Buildings	109	15	64	5	18	21	6	3	—	4	245
Rentable Square Feet	8,277,178	2,613,077	3,672,756	695,307	821,812	1,384,554	665,117	458,702	—	497,042	19,085,545
Occupied %	91.6%	96.6%	80.3%	91.9%	97.8%	85.8%	100.0%	100.0%	0.0%	100.0%	90.8%
Leased %	92.5%	96.8%	81.0%	91.9%	98.0%	86.1%	100.0%	100.0%	0.0%	100.0%	91.3%

September 30, 2009

Number of Buildings	107	15	63	5	18	21	6	3	—	4	242
Rentable Square Feet	8,109,624	2,613,077	3,198,083	695,307	821,812	1,375,028	665,117	458,702	—	497,042	18,433,792
Occupied %	90.6%	97.0%	82.0%	92.0%	97.3%	87.1%	100.0%	100.0%	0.0%	100.0%	91.0%
Leased %	91.3%	97.1%	82.7%	92.3%	97.8%	87.2%	100.0%	100.0%	0.0%	100.0%	91.4%

Property Occupancy Rates by Region by Quarter

Joint Venture Office Properties

	Unconsolidated	Consolidated
	Greater	Baltimore/Wash	Suburban	Total
	Harrisburg	Corridor	Maryland	Portfolio

September 30, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	73.8%	6.0%	88.3%	68.9%
Leased %	73.8%	6.0%	90.1%	69.4%

June 30, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	76.4%	6.0%	86.2%	69.9%
Leased %	76.4%	6.0%	90.0%	70.9%

March 31, 2010

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,858	1,112,796
Occupied %	76.4%	6.0%	84.1%	69.4%
Leased %	76.4%	6.0%	90.1%	71.0%

December 31, 2009

Number of Buildings	16	1	3	20
Rentable Square Feet	670,999	143,939	297,866	1,112,804
Occupied %	79.0%	6.0%	84.1%	70.9%
Leased %	79.0%	6.0%	84.1%	70.9%

September 30, 2009

Number of Buildings	16	1	2	19
Rentable Square Feet	670,999	143,939	174,402	989,340
Occupied %	79.8%	6.0%	69.4%	67.2%
Leased %	79.8%	6.0%	75.8%	68.3%

Reconciliation of Wholly Owned Properties to Entire

Portfolio as of September 30, 2010

		Square
	Count	Feet	Occupied %	Leased %

Wholly Owned Properties	249	19,928,686	87.4%	88.7%
Add: Consolidated Joint Venture Properties	4	441,797	61.5%	62.7%
Subtotal	253	20,370,483	86.8%	88.1%
Add: Unconsolidated Joint Venture Properties	16	670,999	73.8%	73.8%
Entire Portfolio	269	21,041,482	86.4%	87.6%

Top Twenty Tenants of Wholly Owned Office Properties as of September 30, 2010 (1)

(Dollars in thousands)

			Percentage of	Total	Percentage	Weighted
		Total	Total	Annualized	of Total	Average
	Number of	Occupied	Occupied	Rental	Annualized Rental	Remaining
Tenant	Leases	Square Feet	Square Feet	Revenue (2) (3)	Revenue	Lease Term (4)

United States of America (5)	75	3,125,009	17.9%	91,503	20.6%	5.9
Northrop Grumman Corporation (6)	16	1,229,313	7.1%	31,735	7.2%	6.6
Booz Allen Hamilton, Inc.	8	726,070	4.2%	21,246	4.8%	4.8
Computer Sciences Corporation (6)	6	612,024	3.5%	18,733	4.2%	3.1
The MITRE Corporation	4	261,474	1.5%	8,366	1.9%	4.6
ITT Corporation (6)	9	333,169	1.9%	7,960	1.8%	4.2
The Aerospace Corporation (6)	3	247,253	1.4%	7,728	1.7%	4.4
Wells Fargo & Company (6)	6	215,673	1.2%	7,479	1.7%	7.6
L-3 Communications Holdings, Inc. (6)	4	256,120	1.5%	7,344	1.7%	3.5
CareFirst, Inc.	2	221,893	1.3%	7,229	1.6%	6.0
Integral Systems, Inc. (6)	4	241,627	1.4%	6,205	1.4%	9.4
Comcast Corporation (6)	7	306,123	1.8%	6,100	1.4%	3.0
AT&T Corporation (6)	5	321,063	1.8%	5,490	1.2%	8.1
The Boeing Company (6)	4	161,591	0.9%	5,027	1.1%	3.1
Ciena Corporation	5	263,724	1.5%	4,956	1.1%	2.5
General Dynamics Corporation (6)	5	175,716	1.0%	4,859	1.1%	0.6
Unisys Corporation	1	156,695	0.9%	4,143	0.9%	9.7
The Johns Hopkins Institutions (6)	5	139,295	0.8%	3,507	0.8%	6.1
Merck & Co., Inc. (6)	2	225,900	1.3%	2,945	0.7%	1.8
Magellan Health Services, Inc. (6)	2	118,801	0.7%	2,755	0.6%	0.8

Subtotal Top 20 Office Tenants	173	9,338,533	53.6%	255,310	57.5%	5.4
All remaining tenants	706	8,074,097	46.4%	188,337	42.5%	3.8
Total/Weighted Average	879	17,412,630	100.0%	$443,647	100.0%	4.7

(1)         Table excludes owner occupied leasing activity which represents 170,999 square feet with total annualized rental revenue of $4,039 and a weighted average remaining lease term of 5.1 years as of September 30, 2010.

(2)         Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2010, multiplied by 12, plus the estimated annualized expense reimbursements under existing office leases.

(3)         Order of tenants is based on Total Annualized Rental Revenue.

(4)         The weighting of the lease term was computed using Total Rental Revenue.

(5)         Many of our government leases are subject to early termination provisions which are customary to government leases.  The weighted average remaining lease term was computed assuming no exercise of such early termination rights.

(6)         Includes affiliated organizations or agencies.

Average Occupancy Rates by Region for Same Office Properties (1)

	Number	Rentable
	of	Square	Three Months Ended					Nine Months Ended
	Buildings	Feet	9/30/10	6/30/10	3/31/10	12/31/09	9/30/09	9/30/10	9/30/09

Baltimore Washington Corridor	105	7,687,449	89.5%	89.9%	90.1%	91.7%	91.9%	89.8%	92.6%

Northern Virginia	15	2,611,651	91.6%	96.2%	96.6%	96.9%	96.3%	94.8%	95.8%

Greater Baltimore	62	3,175,563	79.9%	80.2%	79.7%	78.8%	82.5%	79.9%	82.6%

Suburban Maryland	6	751,050	75.9%	72.1%	90.0%	91.6%	91.2%	78.3%	94.6%

St.Mary’s and King George Counties	18	821,812	93.3%	95.3%	94.8%	97.8%	97.0%	94.5%	96.3%

Colorado Springs	16	1,144,139	88.2%	90.0%	90.4%	89.9%	90.4%	89.5%	92.9%

San Antonio	5	640,061	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Greater Philadelphia	1	219,065	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Other	2	295,842	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%	100.0%

Total Office	230	17,346,632	88.1%	89.2%	90.1%	90.9%	91.5%	89.1%	92.0%

(1)  Same office properties represent buildings owned and 100% operational since January 1, 2009.

Lease Expiration Analysis by Year for Wholly Owned Office Properties

As of September 30, 2010 (1)

							Total
					Total Annualized	Percentage	Annual. Rental
		Square			Rental	of Total	Revenue of
Year and Region	Number	Footage	Percentage of	Percentage of	Revenue of	Annualized Rental	Expiring Leases
of Lease	of Leases	of Leases	Period’s Expiring	Total Occupied	Expiring	Revenue	per Occupied
Expiration (2)	Expiring	Expiring	Square Feet	Square Feet	Leases (3)	Expiring	Square Foot
					(000’s)

Baltimore/Washington Corridor	22	381,144	43.0%	2.2%	$9,969	2.2%	$26.15
Northern Virginia	5	171,020	19.3%	1.0%	3,994	0.9%	23.36
Greater Baltimore	27	228,916	25.8%	1.3%	4,384	1.0%	19.15
Suburban Maryland	1	2,457	0.3%	0.0%	35	0.0%	14.39
St. Mary’s and King George Cos.	7	91,764	10.3%	0.5%	1,901	0.4%	20.72
Colorado Springs	1	2,930	0.3%	0.0%	57	0.0%	19.48
Washington, DC-Capitol Riverfront	3	8,583	1.0%	0.0%	385	0.1%	44.87
2010	66	886,814	100.0%	5.1%	20,726	4.7%	23.37

Baltimore/Washington Corridor	56	880,043	43.7%	5.1%	21,938	4.9%	24.93
Northern Virginia	8	306,302	15.2%	1.8%	7,485	1.7%	24.44
Greater Baltimore	70	436,306	21.7%	2.5%	9,227	2.1%	21.15
Suburban Maryland	3	82,938	4.1%	0.5%	2,319	0.5%	27.96
St. Mary’s and King George Cos.	8	73,302	3.6%	0.4%	1,282	0.3%	17.49
Colorado Springs	9	143,040	7.1%	0.8%	2,590	0.6%	18.11
Washington, DC-Capitol Riverfront	8	89,836	4.5%	0.5%	4,228	1.0%	47.06
2011	162	2,011,767	100.0%	11.6%	49,070	11.1%	24.39

Baltimore/Washington Corridor	46	1,109,850	40.4%	6.4%	28,814	6.5%	25.96
Northern Virginia	19	317,246	11.6%	1.8%	10,074	2.3%	31.75
Greater Baltimore	49	626,600	22.8%	3.6%	12,887	2.9%	20.57
Suburban Maryland	3	28,835	1.1%	0.2%	639	0.1%	22.15
St. Mary’s and King George Cos.	12	287,818	10.5%	1.7%	5,338	1.2%	18.55
Greater Philadelphia	1	219,065	8.0%	1.3%	2,783	0.6%	12.71
Colorado Springs	7	74,841	2.7%	0.4%	1,572	0.4%	21.00
San Antonio	2	78,359	2.9%	0.5%	1,359	0.3%	17.34
Washington, DC-Capitol Riverfront	1	1,608	0.1%	0.0%	76	0.0%	47.24
2012	140	2,744,222	100.0%	15.8%	63,542	14.3%	23.15

Baltimore/Washington Corridor	54	1,111,400	54.2%	6.4%	34,223	7.7%	30.79
Northern Virginia	11	151,741	7.4%	0.9%	4,407	1.0%	29.04
Greater Baltimore	39	416,923	20.3%	2.4%	8,236	1.9%	19.75
Suburban Maryland	2	8,861	0.4%	0.1%	250	0.1%	28.19
St. Mary’s and King George Cos.	7	109,245	5.3%	0.6%	1,874	0.4%	17.15
Colorado Springs	6	121,532	5.9%	0.7%	2,385	0.5%	19.62
Washington, DC-Capitol Riverfront	4	130,026	6.3%	0.7%	5,532	1.2%	42.54
2013	123	2,049,728	100.0%	11.8%	56,906	12.8%	27.76

Baltimore/Washington Corridor	41	655,240	39.1%	3.8%	17,778	4.0%	27.13
Northern Virginia	6	293,377	17.5%	1.7%	9,245	2.1%	31.51
Greater Baltimore	29	301,056	18.0%	1.7%	5,342	1.2%	17.74
Suburban Maryland	5	129,865	7.8%	0.7%	2,615	0.6%	20.14
St. Mary’s and King George Cos.	8	40,373	2.4%	0.2%	908	0.2%	22.49
Colorado Springs	10	182,686	10.9%	1.0%	3,634	0.8%	19.89
Washington, DC-Capitol Riverfront	6	71,562	4.3%	0.4%	3,049	0.7%	42.61
2014	105	1,674,159	100.0%	9.6%	42,572	9.6%	25.43

Baltimore/Washington Corridor	120	3,327,034	41.7%	19.1%	86,397	19.5%	25.97
Northern Virginia	27	1,299,889	16.3%	7.5%	40,354	9.1%	31.04
Greater Baltimore	78	984,606	12.4%	5.7%	26,450	6.0%	26.86
Suburban Maryland	5	250,875	3.1%	1.4%	5,518	1.2%	22.00
St. Mary’s and King George Cos.	9	82,158	1.0%	0.5%	1,405	0.3%	17.10
Greater Philadelphia	1	156,695	2.0%	0.9%	4,143	0.9%	26.44
Colorado Springs	19	677,777	8.5%	3.9%	13,599	3.1%	20.06
San Antonio	6	836,768	10.5%	4.8%	20,425	4.6%	24.41
Washington, DC-Capitol Riverfront	4	58,681	0.7%	0.3%	2,490	0.6%	42.43
Other	2	295,842	3.7%	1.7%	8,988	2.0%	30.38
Thereafter	271	7,970,325	100.0%	45.8%	209,769	47.3%	26.32

Other (4)	12	75,615	100.0%	0.4%	1,063	0.2%	14.06

Total / Average	879	17,412,630		100.0%	$443,647	100.0%	$25.48

NOTE:  As of September 30, 2010, the weighted average lease term for the wholly owned office properties is 4.7 years.

(1)         This expiration analysis includes the effect of early renewals completed on existing leases but excludes the effect of new tenant leases on 255,894 square feet yet to commence as of September 30, 2010.

(2)         Many of our government leases are subject to certain early termination provisions which are customary to government leases.  The year of lease expiration was computed assuming no exercise of such early termination rights.

(3)         Total Annualized Rental Revenue is the monthly contractual base rent as of September 30, 2010 multiplied by 12 plus the estimated annualized expense reimbursements under existing office leases.

(4)         Month-to-month leases and leases which have expired but the tenant remains in holdover are included in this line as the exact expiration date is unknown.

Renewal Analysis for Wholly Owned Operating Office Properties for Periods Ended September 30, 2010

	Baltimore/ Washington Corridor	Northern Virginia	Greater Baltimore	Suburban Maryland	St. Mary’s and King George Counties	Colorado Springs	Other	Total Office

Quarter Ended September 30, 2010:

Expiring Square Feet	279,186	191,749	113,183	—	100,022	106,217	—	790,357
Vacated Square Feet	98,795	161,433	30,295	—	50,532	21,453	—	362,508
Renewed Square Feet	180,391	30,316	82,888	—	49,490	84,764	—	427,849
Retention Rate (% based upon square feet)	64.6%	15.8%	73.2%	0.0%	49.5%	79.8%	0.0%	54.1%

Renewed Space Only:
Average Committed Cost per Square Foot	$4.16	$3.88	$2.44	$—	$0.25	$5.51	$—	$3.62
Weighted Average Lease Term in years	5.4	3.3	5.7	—	5.0	6.1	—	5.4

Change in Total Rent - GAAP	5.1%	-30.7%	2.1%	0.0%	18.3%	-2.3%	0.0%	-0.7%
Change in Total Rent - Cash	-2.7%	-35.5%	-11.5%	0.0%	1.5%	-4.3%	0.0%	-8.9%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.58	$8.45	$4.58	$—	$0.25	$10.48	$—	$7.92
Weighted Average Lease Term in years	5.8	4.5	5.7	—	5.0	5.9	—	5.6

Change in Total Rent - GAAP	0.5%	-26.1%	1.0%	0.0%	18.3%	-0.5%	0.0%	-2.1%
Change in Total Rent - Cash	-6.9%	-33.6%	-11.6%	0.0%	1.5%	-3.3%	0.0%	-10.3%

Nine Months Ended September 30, 2010:

Expiring Square Feet	1,028,019	561,958	248,461	278,135	135,959	117,192	3,706	2,373,430
Vacated Square Feet	402,975	216,465	81,654	186,952	79,248	27,345	3,706	998,345
Renewed Square Feet	625,044	345,493	166,807	91,183	56,711	89,847	—	1,375,085
Retention Rate (% based upon square feet)	60.8%	61.5%	67.1%	32.8%	41.7%	76.7%	0.0%	57.9%

Renewed Space Only:
Average Committed Cost per Square Foot	$6.52	$3.89	$3.75	$0.82	$1.93	$5.20	$—	$4.87
Weighted Average Lease Term in years	3.5	2.0	5.0	4.1	5.0	5.8	—	3.5

Change in Total Rent - GAAP	7.4%	-4.9%	0.7%	0.1%	16.5%	-1.5%	0.0%	2.4%
Change in Total Rent - Cash	-1.8%	-10.7%	-9.9%	-9.7%	0.9%	-3.8%	0.0%	-5.8%

Renewed & Retenanted Space:
Average Committed Cost per Square Foot	$9.36	$8.76	$12.70	$0.08	$1.82	$10.00	$—	$9.08
Weighted Average Lease Term in years	3.9	3.0	5.8	4.1	4.9	5.7	—	4.1

Change in Total Rent - GAAP	4.5%	-5.3%	-1.2%	0.1%	16.5%	0.1%	0.0%	0.6%
Change in Total Rent - Cash	-4.1%	-11.3%	-9.9%	-9.7%	1.8%	-3.0%	0.0%	-7.1%

Notes:	No renewal or retenanting activity transpired in our San Antonio or Greater Philadelphia regions.
Activity is exclusive of owner occupied space and leases with less than a one-year term.
Retention rate includes early renewals.

Office Property Development Summary as of September 30, 2010

(Dollars in thousands)

		Wholly					Actual or
		Owned	Total	Percentage	as of September 30, 2010		Anticipated
		or Joint	Rentable	Leased	Anticipated		Construction	Anticipated
		Venture	Square	as of	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	9/30/10	Cost (1)	to date	Date (2)	Date (3)

Under Construction

316 Sentinel Way (316 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,044	0%	28,885	21,652	1Q 11	1Q 12

Subtotal Government			125,044	0%	$28,885	$21,652
% of Total Drivers			15%

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	150,843	98%	32,578	23,814	3Q 10	1Q 11

430 National Business Parkway Annapolis Junction, Maryland	BWI Airport	Owned	109,341	0%	24,942	8,595	2Q 11	2Q 12

206 Research Boulevard Aberdeen, Maryland	Harford County	Owned	127,300	0%	25,139	6,813	3Q 11	3Q 12

209 Research Boulevard (4) Aberdeen, Maryland	Harford County	Owned	78,503	100%	18,378	15,819	2Q 10	2Q 11

210 Research Boulevard Aberdeen, Maryland	Harford County	Owned	79,616	35%	16,673	12,727	4Q 10	4Q 11

45310 Abell House Lane California, MD	St. Mary’s County	Owned	80,205	100%	18,080	3,863	3Q 11	4Q 11

100 Sentry Gateway San Antonio, Texas	San Antonio Northwest	Owned	94,550	0%	15,433	9,971	4Q 10	4Q 11

Subtotal Defense Information Technology			720,358	46%	$151,223	$81,602
% of Total Drivers			85%

Total Under Construction			845,402	40%	$180,108	$103,254

	% of Total	Total Rentable	Percentage
Regions	Regions	Square Feet	Leased
Baltimore/Washington Corridor	46%	385,228	38%
Greater Baltimore	34%	285,419	37%
St. Mary’s County	9%	80,205	100%
San Antonio	11%	94,550	0%
Total Under Construction by Region	100%	845,402	40%

(1)         Anticipated Total Cost includes land, construction and leasing costs.

(2)         Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3)         Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

(4)         Although classified as “Under Construction,” 41,907 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through specific research park relationship.

		Wholly					Actual or
		Owned	Total	Percentage			Anticipated
		or Joint	Rentable	Leased	Anticipated		Construction	Anticipated
		Venture	Square	as of	Total	Cost	Completion	Operational
Property and Location	Submarket	(JV)	Feet	9/30/10	Cost (1)	to date	Date (2)	Date (3)

Redevelopment

7468 Candlewood Road Hanover, Maryland	BWI Airport	Owned	357,700	0%	$41,103	$38,994	4Q 10	4Q 11

Subtotal Baltimore/Washington Corridor			357,700		$41,103	$38,994

760 Jolly Road (Lakeside I) Blue Bell, PA (4)	Greater Philadelphia	Owned	218,653	72%	30,325	25,526	3Q 10	3Q 11

Subtotal Greater Philadelphia			218,653		$30,325	$25,526

Total Redevelopment			576,353		$71,428	$64,520

Under Development

312 Sentinel Way Annapolis Junction, Maryland	BWI Airport	Owned	125,000		32,800	5,620	1Q 12	1Q 13

7205 Riverwood Road Columbia, Maryland	Howard Co. Perimeter	Owned	86,000		19,200	2,697	4Q 11	4Q 12

Subtotal Government			211,000		$52,000	$8,317
% of Total Drivers			15%

310 Sentinel Way Annapolis Junction, Maryland	BWI Airport	Owned	240,000		66,960	3,306	1Q 13	1Q 14

410 National Business Parkway Annapolis Junction, Maryland	BWI Airport	Owned	110,000		27,100	3,943	4Q 11	4Q 12

202 Research Boulevard (Lot H) Aberdeen, Maryland	Harford County	Owned	127,530		26,100	4,056	1Q 12	1Q 13

Patriot Ridge (Building 1) Springfield, Virginia	Springfield	Owned	240,000		78,820	6,387	2Q 12	2Q 13

Sentry Gateway (Building 200) San Antonio, Texas	San Antonio Northwest	Owned	93,830		15,800	2,034	3Q 12	3Q 13

8100 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,000		24,400	3,264	4Q 12	3Q 13

Redstone Gateway (Building 1) Huntsville, Alabama	Huntsville	JV	120,000		24,200	575	4Q 11	4Q 12

Redstone Gateway (Building 2) Huntsville, Alabama	Huntsville	JV	120,000		24,200	400	2Q 12	2Q 13

Subtotal Defense Information Technology			1,176,360		$287,580	$23,965
% of Total Drivers			85%

Total Under Development			1,387,360		$339,580	$32,282

	% of Total	Total Rentable
Regions	Regions	Square Feet
Baltimore/Washington Corridor	40%	561,000
Greater Baltimore	9%	127,530
Northern Virginia	17%	240,000
San Antonio	16%	218,830
Huntsville	17%	240,000
Total Under Development by Region	100%	1,387,360

(1)         Anticipated Total Cost includes land, construction and leasing costs, except for properties previously operated prior to placing into redevelopment, in which case only incremental costs of redevelopment are included.

(2)         Actual or anticipated construction completion date is the estimated date of completion of the building shell.

(3)         Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

(4)         Although classified as “Under Redevelopment”, 156,695 square feet are operational.

Demand Driver Categories (as classified by COPT management):

Defense Information Technology:  Development opportunity created through our current and future relationships with defense information technology contractors and, possibly, minor Government tenancy.

Government:  Development opportunity created through our existing and future relationship with various agencies of the government of the United States of America.  Excludes Government tenancy included in Defense Information Technology.

Market Demand:  Development opportunity created through perceived unfulfilled space requirements within a specific submarket; potential submarket demand exceeds existing supply.

Research Park:  Development opportunity created through a specific research park relationship.

Office Property Construction Placed into Service as of September 30, 2010 (1)

								Total
		Wholly	Total					Rentable
		Owned or	Rentable	Development Square Feet Placed Into Service				Square
		Joint Venture	Square		Year 2010			Feet
Property and Location	Submarket	(JV)	Feet	Year 2009	1st Quarter	2nd Quarter	3rd Quarter	Leased
10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	46,765	—	98,958	—	59,993

565 Space Center Drive (Patriot Park 7) Colorado Springs, Colorado	Colorado Springs East	Owned	89,899	1,949	—	87,950	—	1,949

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	192,754	45,422	3,617	31,202	112,513	155,093

209 Research Boulevard Aberdeen, Maryland	Harford County	Owned	78,503	—	—	36,862	5,045	78,503

324 Sentinel Way (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,129	—	—	—	125,129	125,129

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	—	—	—	125,005	125,005

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	—	—	—	125,005	125,005

Total Development Placed Into Service			882,018	94,136	3,617	254,972	492,697	670,677
								76%

(1) Includes properties with space placed in service during the nine months ended September 30, 2010.

Office Property Construction Leasing as of September 30, 2010 (1)

		Wholly	Total
		Owned or	Rentable	Construction
		Joint Venture	Square	Commencement	Cumulative Square Feet Leased
Property and Location	Submarket	(JV)	Feet	Date	Year 2009	1st Quarter	2nd Quarter	3rd Quarter

324 Sentinel Way (324 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	125,129	1Q 09	—	125,129	125,129	125,129

5850 University Research Court College Park, Maryland	College Park	JV	123,464	3Q 08	123,464	123,464	123,464	123,464

8000 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	1Q 09	—	125,005	125,005	125,005

8030 Potranco Road San Antonio, Texas	San Antonio Northwest	Owned	125,005	1Q 09	—	125,005	125,005	125,005

Subtotal Government			498,603		123,464	498,603	498,603	498,603
					25%	100%	100%	100%

300 Sentinel Drive (300 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	192,754	1Q 08	85,700	124,029	155,093	155,093

308 Sentinel Drive (308 NBP) Annapolis Junction, Maryland	BWI Airport	Owned	150,843	3Q 09	—	—	27,281	147,810

6721 Columbia Gateway Drive Columbia, Maryland	Howard Co. Perimeter	Owned	131,451	1Q 08	131,451	131,451	131,451	131,451

209 Research Boulevard Aberdeen, Maryland	Harford County	Owned	78,503	1Q 09	54,312	59,357	66,505	78,503

210 Research Boulevard Aberdeen, Maryland	Harford County	Owned	78,856	4Q 09	—	27,472	27,472	27,472

10807 New Allegiance Drive (Epic One) Colorado Springs, Colorado	I-25 North Corridor	Owned	145,723	2Q 08	46,765	59,993	59,993	59,993

565 Space Center Drive (Patriot Park VII) Colorado Springs, Colorado	Colorado Springs East	Owned	89,899	2Q 08	1,949	1,949	1,949	1,949

Subtotal Defense Information Technology			868,029		320,177	404,251	469,744	602,271
					37%	47%	54%	69%

Total Development Leasing			1,366,632		443,641	902,854	968,347	1,100,874

Percent Leased					32%	66%	71%	81%

(1) Includes properties with actual construction completion in 2009 or actual or anticipated construction completion in 2010.

Land Controlled as of September 30, 2010

Location	Submarket	Status	Acres		Estimated Developable Square Feet

National Business Park - North	BWI Airport	owned	169		1,258,000
1243 Winterson Road (AS 22)	BWI Airport	owned	2		30,000
940 Elkridge Landing Road (AS 7)	BWI Airport	owned	3		54,000
West Nursery Road	BWI Airport	owned	1		5,000
Arundel Preserve	BWI Airport	under contract/JV	56	up to	1,652,000
1460 Dorsey Road	BWI Airport	owned	6		60,000
Columbia Gateway Parcel T-11	Howard Co. Perimeter	owned	14		220,000
7125 Columbia Gateway Drive	Howard Co. Perimeter	owned	8		275,000
Riverwood	Howard Co. Perimeter	owned	5		27,000
Total Baltimore / Washington Corridor			264		3,581,000

Westfields Corporate Center	Dulles South	owned	23		400,000
Westfields - Park Center	Dulles South	owned	33		674,000
Woodland Park	Herndon	owned	5		225,000
Patriot Ridge	Springfield	owned/under contract	11		740,000
Total Northern Virginia			72		2,039,000

Canton Crossing	Baltimore	owned	10		773,000
White Marsh	White Marsh	owned	152		1,692,000
37 Allegheny Avenue	Towson	owned	0.3		40,000
North Gate Business Park	Harford County	owned	34		439,000
Total Greater Baltimore			196		2,944,000

Thomas Johnson Drive	Frederick	owned	6		170,000
Route 15 / Biggs Ford Road	Frederick	owned	107		1,000,000
Rockville Corporate Center	Rockville	owned	10		220,000
M Square Research Park	College Park	JV - 50% ownership	49		510,000
Total Suburban Maryland			172		1,900,000

Arborcrest	Blue Bell	owned	63		692,000
Total Greater Philadelphia			63		692,000

Dahlgren Technology Center	King George County	owned	39		122,000
Expedition VII	St. Mary’s County	owned	6		60,000
Total St. Mary’s & King George Counties			45		182,000

InterQuest	I-25 North Corridor	owned	113		1,623,000
9965 Federal Drive	I-25 North Corridor	owned	4		30,000
Patriot Park	Colorado Springs East	owned	71		756,000
Aerotech Commerce	Colorado Springs East	owned	6		90,000
Total Colorado Springs			194		2,499,000

Northwest Crossroads	San Antonio Northwest	owned	31		375,000
Military Drive	San Antonio Northwest	owned	37		658,000
Total San Antonio			68		1,033,000

Redstone Gateway	Huntsville, AL	JV- 85% ownership	458		4,360,000
Total Huntsville			458		4,360,000

Indian Head	Charles County, MD	JV- 75% ownership	192		967,000
Fort Ritchie (1)	Fort Ritchie	owned	591		1,700,000
Total Other			783		2,667,000

TOTAL			2,314		21,897,000

This land inventory schedule excludes all properties listed as under construction, redevelopment or under development as detailed on pages 31 and 32, and includes properties under ground lease to us.

(1)         The Fort Ritchie acquisition includes 283,565 square feet of existing office space targeted for future redevelopment and 110 existing usable residential units.

Wholesale Data Center Summary as of September 30, 2010

(Dollars in thousands)

Actual or
			Initial	Critical Load				Anticipated
		Raised Floor	Stabilization	Upon		Anticipated		Construction	Anticipated
	Gross Building	Square	Critical Load	Completion	MW	Total	Cost	Completion	Operational
Property and Location	Area	Footage (1)	(in MWs) (2)	Leased	Operational	Cost (3)	to date	Date (4)	Date (5)

Power Loft @ Innovation 9651 Hornbaker Road Manassas, Virginia	233,000	100,000	18	17%	8%	$282,000	$115,778	4Q 12	4Q 12

Lease Expiration Analysis

				Total
	Number			Annual Rental
	of Leases	Raised Floor	Critical Load	Revenue of
Year of Lease Expiration	Expiring	Square Footage	Leased	Expiring Leases

2019	1	7,172	1	$2,017
2020	1	12,773	2	1,056

			3	$3,073

(1)         Raised floor square footage is that portion of the gross building area where tenants locate their computer servers.  Raised floor area is considered to be the net rentable square footage.

(2)         Critical load is the power available for exclusive use of tenants in the property (expressed in terms of megawatts (“MWs”)).

(3)         Anticipated total cost includes land, construction and leasing costs.

(4)         Actual or anticipated construction completion date is the estimated date of completion of the building shell and equipment fit-out.

(5)         Anticipated operational date is the estimated date when leases have commenced on 100% of a property’s space or one year from the cessation of major construction activities.

Joint Venture Summary as of September 30, 2010

(Dollars in thousands)

Consolidated Ventures

	Joint Venture
	Interest					Consolidated
	Held By		Square		Total	Debt as
Property and Location	COPT	Status	Feet	Acreage	Assets (1)	of 9/30/10

4230 Forbes Boulevard Lanham, Maryland	50.0%	Operating	55,866	5 acres	$3,926	$—

Indian Head Technology Center Business Park Indian Head, Maryland	75.0%	Land Inventory	967,000	192 acres	7,444	—

7740-7744 Milestone Parkway Hanover, Maryland	50.0%	Operating/ Land Inventory	447,539	23 acres	29,838	16,753

5825 University Research Court College Park, Maryland	50.0%	Operating	118,528	8 acres	23,510	—

5850 University Research Court College Park, Maryland	50.0%	Operating	123,464	8 acres	31,496	—

M Square Research Park College Park, Maryland	50.0%	Land Inventory	510,000	49 acres	3,799	—

Redstone Gateway Huntsville, Alabama	85.0%	Land Inventory	4,360,000	458 acres	14,430	—

TOTAL					$114,443	$16,753

Unconsolidated Ventures

Joint Venture
	Interest				Off-Balance
	Held By		Square	COPT	Sheet Debt as
Property and Location	COPT	Status	Feet	Investment	of 9/30/10

Greater Harrisburg Portfolio
Harrisburg and Mechanicsburg, Pennsylvania	20.0%	Operating	670,999	$(5,458)	$65,858

(1)         Total assets includes any outside investment basis related to the applicable joint venture plus the total assets recorded on the books of the consolidated joint venture.